*      Application to be filed with the Securities and Exchange
       Commission, pursuant to Exchange Act Rule 24-b-2, for confidential treatment of certain portions of this exhibit.

                                                       EXECUTION VERSION

                                 AMENDMENT NO. 2

                             DATED SEPTEMBER 1, 1995

                                  By and Among

                         KREDITANSTALT FUR WIEDERAUFBAU
                                     (as Agent and Lender)

                             COMMERZBANK AG, HAMBURG
                                     (as Syndicate Agent)


                          COMMERZBANK AG (KIEL BRANCH)
                           DRESDNER BANK AG in HAMBURG
                            VEREINS- und WESTBANK AG
                             DEUTSCHE SCHIFFSBANK AG
                      NORDDEUTSCHE LANDESBANK-GIROZENTRALE
                   DEUTSCHE VERKEHRS-BANK AG (HAMBURG BRANCH)
                     BANQUE INTERNATIONALE A LUXEMBOURG S.A.
                                          (as the Syndicate)

                      THE CORPORATIONS LISTED IN SCHEDULE A

                                       and

                         AMERICAN PRESIDENT LINES, LTD.

                                       to

                                 LOAN AGREEMENT

                              DATED MARCH 14, 1994

                                  AS AMENDED BY

                        AMENDMENT NO. 1 TO LOAN AGREEMENT

                               DATED MAY 19, 1995

                                  Loan Facility
                     -in respect of the purchase financing-
                            six (6) container vessels
            three (3) contracted with Howaldtswerke-Deutsche Werft AG
                  three (3) contracted with Daewoo Shipbuilding
                             & Heavy Machinery, Ltd.
               THIS AMENDMENT NO. 2 TO LOAN AGREEMENT is made this 1st day of September, 1995 by and among KREDITANSTALT FUR WIEDERAUFBAU, a public law corporation incorporated in the Federal Republic of Germany, whose address is Palmengartenstrasse 5-9, D-60325 Frankfurt am Main ("KfW"); COMMERZBANK AG, Hamburg, a banking corporation incorporated in the Federal Republic of Germany whose address is Ness 7-9, D-20457 Hamburg (the "Syndicate Agent"); the banks listed in Schedule 1 which is attached hereto (each a "Syndicate Member" and, collectively, the "Syndicate"); each of the corporations listed in Schedule A hereto whose address is 1111 Broadway, Oakland, California 94607; and AMERICAN PRESIDENT LINES, LTD., a Delaware corporation, whose address is 1111 Broadway, Oakland, California 94607 ("APL").

                              W I T N E S S E T H:

               A. Reference is made to that certain Loan Agreement dated March 14, 1994, as amended by Amendment No. 1 thereto dated May 19, 1995 ("Amendment No. 1"), among the parties hereto (the "Old Loan Agreement". Capitalized terms used herein and not otherwise defined have the meanings provided therefor in the Loan Agreement.

               B. On May 19, 1995, pursuant to the Old Loan Agreement, APL CHINA was delivered by HDW to APL Newbuildings, Ltd., and, on the same date, APL CHINA was transferred by APL Newbuildings, Ltd. to one of the Transferees, namely M.V. President Kennedy, Ltd., as part of an exchange for a C-10 conbulk vessel, PRESIDENT KENNEDY, owned by such Transferee, prior to the draw down by M.V. President Kennedy, Ltd. of the Subportion relating to APL CHINA.

               C. With respect to the five remaining Vessels, APL desires to provide for the partial assignment of the appropriate
Shipbuilding Agreement (in each case to the extent such Shipbuilding Agreement relates to the Vessel in question) to five wholly-owned subsidiaries of the Guarantor (each an "Original Owner" and, collectively, the "Original Owners"), as follows, such that each of the Original Owners would acquire its Vessel directly from HDW or Daewoo, as the case may be:

               (1) APL JAPAN to be transferred to APL M.V. Japan, Ltd., a Delaware corporation;

               (2) APL KOREA to be transferred to APL M.V. Korea, Ltd., a Delaware corporation;

               (3)    APL SINGAPORE to be transferred to APL M.V.
                      Singapore, Ltd., a Delaware corporation;

               (4)    APL THAILAND to be transferred to APL M.V.
                      Thailand, Ltd. a Delaware corporation; and

               (5) APL PHILIPPINES to be transferred to APL M.V. Philippines, a Delaware corporation.

               D. The parties to the Old Loan Agreement wish to amend the Loan Agreement to permit each of the Vessels (other than APL CHINA) to be transferred by the Original Owner thereof to APL as part of an exchange for a C-10 conbulk vessel owned by APL, whereupon APL would execute and deliver the First Mortgage and (in the case of a Daewoo Vessel) the Second Mortgage, and thereafter APL would transfer the Vessel in question to the appropriate Transferee, which would assume such Mortgage(s) in connection with the draw down of the Subportion relating to such Vessel by such Transferee.

               E. Notwithstanding the intended Vessel transfers referred to in Recital D above, APL shall retain the right under the Loan Agreement to take delivery itself of any of the remaining Vessels from HDW or Daewoo, as the case may be, and to draw down the applicable Subportion.

               F.     As more particularly described herein:

               (1) each of the Transferees, upon its execution of a Note hereunder: (a) if it acquires a Daewoo Vessel, will be jointly and severally liable as a co-Borrower, together with all of the other Transferees that have or thereafter shall execute a Note hereunder, for all Vessel Indebtedness respecting any of all of the Daewoo Vessels and the HDW Vessels, and (b) if it acquires an HDW Vessel, will be jointly and severally liable as a co-Borrower, together with all of the other Transferees that have or thereafter shall execute an HDW Note hereunder, for all Vessel Indebtedness respecting any or all of the HDW Vessels; and

               (2) each Transferee's obligation to repay Vessel Indebtedness under the Note executed by it or as a joint and several co-Borrower under the terms hereof shall be a non-recourse obligation, and shall be limited to such Transferee's interest in the Vessel acquired by it and the other assets and property covered by the Security Documents to which such Transferee in a party.

               G. Concurrently with the execution and delivery of this Amendment, APL, the Transferees and the Lenders are entering into a Second Amended and Restated Agreement to Acquire and Charter dated as of the date hereof, respecting, among other things, the permitted exchange and transfer of each of the Vessels as set forth above.

               H. In light of the foregoing, KfW, the Syndicate Agent, the Syndicate, APL and the Transferees wish to make certain amendments to the Old Loan Agreement.

               NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

               Section 1. The following defined term is amended as follows:

               "Transferees" means the following six (6) corporations:

                      (1)         M.V. President Kennedy, Ltd., a
                              Delaware corporation;
                      (2)         M.V. President Adams, Ltd., a
                              Delaware corporation;
                      (3)         M.V. President Jackson, Ltd., a
                              Delaware corporation;
                      (4)         M.V. President Polk, Ltd., a Delaware
                              corporation;
                      (5)         M.V. President Truman, Ltd., a
                              Delaware Corporation; and
                      (6)         APL Shipholdings, Ltd., a Delaware
                              corporation.

and "Transferee" means, in respect of any Vessel, the corporation named above that acquires that Vessel pursuant to an Exchange Agreement (or from APL following APL's acquisition of that Vessel pursuant to an Exchange Agreement).

               This defined term shall supersede and replace the definition of "Transferees" contained in Section 1 of the Old Loan Agreement.

               Section 2. The following definitions in Section 1 of the Old Loan Agreement are amended to read as follows:

               "Agreement to Acquire and Charter" means the Second Amended and Restated Agreement to Acquire and Charter dated September 1, 1995, among APL, KfW, the Syndicate Agent, the Syndicate Members and the Transferees respecting each Transferee's liability for the Vessel Indebtedness for any of the Vessels delivered to such Transferee and APL's obligation to charter any such Vessel from such Transferee, together with all Exhibits thereto.

              "Borrower" shall have the following meanings:

              (i) Prior to any transfer of the Vessels pursuant to the Agreement to Acquire and Charter, APL shall be the Borrower; and

              (ii) From and after the acquisition of any Vessel by a Transferee which does not involve APL in the prior chain of title, in accordance with the Agreement to Acquire and Charter, such Transferee shall be the Borrower with respect to all payment and performance obligations relating to the Vessel Indebtedness of that Vessel (including but not limited to, Sections 2.02(d), 3, 4, 5, 6, 10, 11, 12 and 15.09 of this Agreement), and references to the Borrower in any of such Sections shall be construed to mean such related Transferee as Borrower, except that (x) references to the "Borrower" in Section 11.03 shall mean the Borrowers jointly and severally and (y) references to the "Borrower" in Section 12.01 shall mean any of the Borrowers. APL shall be the Borrower with respect to all other provisions of this Agreement (including but not limited to, Sections 8, 9 and 13.03); and

              (iii) From and after the acquisition of any Vessel by a Transferee from APL following APL's acquisition of that Vessel pursuant to an Exchange Agreement, both APL and the related Transferee shall be deemed to be Borrowers (jointly and severally) with respect to all payment and performance obligations relating to the Vessel Indebtedness of that Vessel (including but not limited to, Sections 2.02(d), 3, 4, 5, 6, 10, 1l, 12 and 15.09 of this Agreement), and references to the Borrower in any of such Sections shall be construed to mean APL and such related Transferee as Borrower, except that (x) references to the "Borrower" in Section 11.03 shall mean the Borrowers jointly and severally and (y) references to the "Borrower" in Section 12.01 shall mean any of the Borrowers. APL shall be the only Borrower with respect to all other provisions of this Agreement (including but not limited to, Sections 8, 9 and 13.03).

               "Delivery Date" means, in respect of each Vessel, the date on which that Vessel is either delivered to and accepted by APL pursuant to the relevant Shipbuilding Agreement or ownership of that Vessel is acquired by a Transferee in accordance with the Agreement to Acquire and Charter.

               "Vessel Indebtedness" means, in respect of each Vessel, all sums owing, actually or contingently, by the related Borrower or Borrowers, whether individually or jointly or severally, to the relevant Lender(s) in respect of that Subportion which relates to that Vessel under this Agreement (whether by way of repayment of principal, payment of commitment commission, payment of interest or default interest, payment upon any indemnity, reimbursement for costs or other).

               Section 3. The following new definitions are added to
Section 1 of the Old Loan Agreement as follows:

               "Assumption of First Mortgage" means the assumption of a First Mortgage entered into by APL and a Transferee contemplated by
Section 2.03(b) of this Loan Agreement, pursuant to which a Transferee assumes the payment and performance obligations under the related First Mortgage.

               "Assumption of Second Mortgage" means the assumption of a Second Mortgage entered into by APL and a Transferee contemplated by
Section 2.03(b) of this Loan Agreement, pursuant to which a Transferee assumes the payment and performance obligations under the related Second Mortgage.

               "Original Owner" has the meaning set forth in Recital C hereto.

               Section 4. Section 7(k) of the Old Loan Agreement is amended to read as follows:

                      (k) (x) if the Vessel is to be transferred to a
               Transferee pursuant to an Exchange Agreement (in the case of APL CHINA) or from APL following APL's acquisition of the Vessel pursuant to an Exchange Agreement, then evidence that such Vessel (other than APL CHINA) is duly registered in the name and ownership of, first, the Original Owner (if applicable), second, APL (if applicable), and then the Transferee under the law and flag of the Republic of The Marshall Islands, free of registered liens except the relevant Mortgage(s); and (y) if the Vessel is not to be transferred to the Transferee, then evidence that such Vessel is duly registered in the name and ownership of APL under the laws and flag of its registry, free of registered liens except the relevant Mortgage(s); provided that, notwithstanding anything to the contrary in this Loan Agreement or any other Loan Document, any Vessel may be initially documented upon its Delivery Date under the laws and flag of the United States, if written notice of the intention to so document such Vessel is given to the Agent or the Syndicate Agent, as the case may be, not less than sixty (60) days prior to such Delivery Date, and the parties hereto shall make such changes to the Loan Documents and take such action (including, but not limited to, the selection of an approved trustee to act as mortgagee for the relevant Lenders and appropriate modification of the Loan Documents) which are consistent with the Loan Documents and which such parties may reasonably deem necessary to effectuate this proviso clause; provided further that, notwithstanding anything to the contrary in this Loan Agreement or any other Loan Document, APL may, prior to the Delivery Date of such Vessel, assign the related HDW Shipbuilding Agreement or Daewoo Shipbuilding Agreement, as the case may be, to the extent the same relates to such Vessel, to the Transferee (or to an entity with which APL or the Transferee shall enter into an Exchange Agreement in respect of the Vessel) and provided finally that, notwithstanding anything to the contrary in this Loan Agreement or in any other Loan Document, APL may transfer any Vessel to an Original Owner as a "Transferee" and a "Borrower" pursuant to, and for all purposes of this Agreement and the parties shall make such changes to the Operative Documents which the parties and such Original Owner may reasonably deem necessary to effectuate this "provided finally" clause.

               Section 5. Section 2.03 of the Old Loan Agreement is amended by designating existing Section 2.03 as "2.03(a)" and by adding a new Section 2.03(b) as follows:

                      (b) Notwithstanding anything herein or in any
               other Loan Document to the contrary, APL agrees that, in the event a Vessel is acquired by APL (following a Vessel Exchange between APL and an Original Owner), APL shall be jointly and severally, primarily and directly liable as a co-Borrower together with all of the other Transferees similarly liable for payment in full of the Vessel Indebtedness respecting that Vessel, it being expressly understood, however, that APL shall not be liable hereunder for payment of the Vessel Indebtedness respecting any Vessel not so acquired by APL (including APL CHINA). In order to evidence its joint and several liability, APL agrees that, on the related Delivery Date, it shall execute, deliver and record a First Mortgage and, if the Vessel is a Daewoo Vessel, a Second Mortgage substantially in the form attached to this Agreement. Upon transfer to, and registration of the Vessel in the name of, the Transferee, APL and the related Transferee shall execute, deliver and record an Assumption of First Mortgage and, if the Vessel is a Daewoo Vessel, an Assumption of Second Mortgage substantially in the form attached to this Agreement. The liability of APL hereunder shall be independent of the duties, obligations and liabilities of each and all of the Transferees with which it is jointly and severally liable as provided herein. The Lenders (subject to the provisions hereof) may bring a separate action or actions on each, any or all of the Vessel Indebtedness against APL on each, any or all of the Vessel Indebtedness as to which it is jointly and severally liable as provided herein, whether action is brought against any other or all of the Transferees with which APL is jointly and severally liable, or whether any one or more of such Transferees is or is not joined therein.

               Section 6. Section 12.02 (d) of the Old Loan Agreement is amended to read as follows:

                      (d) any of the Obligors is in breach in the
               performance or observance of any other terms or conditions of this Agreement or in any of the Loan Documents, the Charter Documents or the Security Documents (other than the Mortgage(s) to which any of them is a party (not being a default which falls within paragraphs (a), (b) or (c) of this Section) and if it is capable of being remedied such breach is not remedied within thirty (30) days after receipt by the Borrower of notice of such breach from the Agent or the Syndicate Agent, as the case may be; provided, however, that, in the case of a Vessel subject to a Charter substantially in the form of Exhibit A to the Agreement to Acquire and Charter, an Event of Default under Section 24(a)(i) of such Charter caused by the failure of the Charterer to pay Additional Charter Hire shall not be an Event of Default under this Agreement; or

               Section 7. Appendix A of the Loan Agreement (forms of Notes) is amended to add, as Appendix A-3A, Appendix A-3B, Appendix A-4A and Appendix A-4B, the forms of Notes required under Section 2.03(b), as set forth in Exhibits A-1, A-2, A-3 and A-4 hereto, respectively.

               Section 8. Appendix B of the Loan Agreement (forms of Mortgages) is amended to add, as Appendix B-3 and Appendix B-4, the forms of the First Preferred Ship Mortgage and the Second Preferred Ship Mortgage to be executed and delivered by APL as contemplated by Section 2.03(b) of this Agreement, as set forth in Exhibits B-1 and B-2 hereto, respectively. Appendix B of the Loan Agreement is further amended to add, as Appendix B-5 and Appendix B-6, the forms of the Assumption of First Preferred Ship Mortgage and the Assumption of Second Preferred Ship Mortgage to be executed by the appropriate Transferee as contemplated by Section 2.03(b) of this Agreement, as set forth in Exhibits C-1 and C-2 hereto, respectively.

               Section 9. This Amendment No. 2 shall be governed by and construed in accordance with laws of the State of New York (other than the law of the State of New York governing choice of law).

               Section 10. Except as amended by this Amendment No. 2, all other terms, conditions and covenants of the Loan Agreement are hereby confirmed by the parties hereto and remain unchanged and in full force and effect. From and after the date hereof, all references to the Loan Agreement (i) in the Loan Agreement (including references therein to "this Agreement", "hereof" and "hereunder"), and (ii) in any of the other Loan Documents, shall be deemed to be references to the Loan Agreement as amended by this Amendment No. 2.

               Section 11. This Amendment No. 2 may be executed in separate counterparts, each of which, when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

       IN WITNESS WHEREOF, the parties have caused this Amendment No, 2 to be duly executed by their respective officers as the day and year first above written.

                                             KREDITANSTALT FUR
WIEDERAUFBAU


                                             By:    /s/
                                                    Name:
                                                    Title:

                                             COMMERZBANK AG, HAMBURG


                                             By:    /s/
                                                    Name:
                                                    Title:

                                             By:    /s/
                                                    Name:
                                                    Title:


                                             COMMERZBANK AG (KIEL BRANCH)


                                             By:    /s/
                                                    Name:
                                                    Title


                                             By:    /s/
                                                    Name:
                                                    Title:


                                             DRESDNER BANK AG in HAMBURG


                                             By:    /s/
                                                    Name:
                                                    Title:


                                             By:    /s/
                                                    Name:
                                                    Title:


              [Signature Page to Amendment No. 2 to Loan Agreement]
                                     BANQUE INTERNATIONALE A LUXEMBOURG
                                     S.A.


                                     By:     /s/
                                             Name:   Jean-Pierre Vernier
                                             Title:  Directeur-adjoint


                                     AMERICAN PRESIDENT LINES, LTD.


                                     By:     /s/
                                             Name:   Thomas R. Meier
                                             Title:  Assistant Treasurer


                                     M.V. PRESIDENT KENNEDY, LTD.
                                     M.V. PRESIDENT ADAMS, LTD.
                                     M.V. PRESIDENT JACKSON, LTD.
                                     M.V. PRESIDENT POLK, LTD.
                                     M.V. PRESIDENT TRUMAN, LTD.
                                     APL SHIPHOLDING, LTD.


                                     By:     /s/
                                             Name:   Thomas R. Meier
                                             Title:  Assistant Treasurer




















              [Signature Page to Amendment No. 2 to Loan Agreement]
                                                             EXHIBIT A-1
                                                      to Amendment No. 2
                                                       to Loan Agreement

                                                        [Schedules to be
                                                         added to Notes]

                                                           APPENDIX A-3A

                            FORM OF FIXED RATE NOTES
                                  [HDW Vessel]


                                      NOTE


No.________________   $______________


                         [                             ]

                            Issued in connection with
                            the purchase financing of
                           three (3) container vessels


INTEREST RATE  MATURITY DATE         ISSUE DATE




               [                   ] (together, the "Companies"), for
value received, hereby jointly and severally promise to pay to [
] or registered assigns the principal sum of ____________________________ DOLLARS (USD ___________) on the maturity date specified above. This Note shall bear interest at the rate specified above on the unpaid principal amount thereof from time to time outstanding from the date thereof to but excluding the date due at the Interest Rate for each Interest Period beginning on or after the Fixed Rate Conversion Date (as defined in the Loan Agreement referred to below) and shall be payable in arrears on each Interest Payment Date on a basis of the actual number of days elapsed over a year of three hundred sixty (360) days including the first day of the relevant Interest Period or portion thereof but excluding such Interest Payment Date. Principal on this Note shall be payable on each Repayment Date in the amounts set forth in Schedule 1 attached hereto subject to any HDW * exercised by the Companies pursuant to Section 5.03 of the Loan Agreement. Capitalized terms contained herein and not defined herein shall have the meanings specified in a certain Loan Agreement dated March 14, 1994, as amended by Amendment No. 1 dated May 19, 1995 as further amended by Amendment No. 2 thereto dated September 1, 1995 (the "Loan Agreement"), by and among American President Lines, Ltd. ("APL"), the corporations listed in Schedule A to Amendment No. 2, Kreditanstalt fur Wiederaufbau, Commerzbank AG, Hamburg, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG (Hamburg Branch) and Banque Internationale a Luxembourg S.A.

               The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will, as provided in the Loan Agreement, be paid by the Companies to the Syndicate Agent for payment to the Person in whose name this Note is registered at the close of business on the date for payment of such interest. Any such interest not so punctually paid or duly provided for shall be paid together with default interest which shall accrue on the amount of such overdue sum in the case of payments due as more fully provided in the Loan Agreement.

               Under the Loan Agreement, the Companies are obligated to pay interest on and the principal of this Note to the Syndicate Agent in the manner as provided therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               This Note is subject to prepayment and acceleration as more fully described in the Loan Agreement.

               This Note is one of a duly authorized issue of Notes issued and to be issued under the Loan Agreement.

               Reference is made to the Loan Agreement and all supplements and amendments thereto (a copy of which is on file with each of the Companies at its principal corporate office) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Companies and the Holders of the Notes, and the terms upon which the Notes are, and are to be, executed and delivered, to all of which terms and conditions in the Loan Agreement each Holder hereof agrees by its acceptance of this Note.

               On a LIBO Rate Conversion Date, the Interest Rate on this Note shall be converted to a LIBO Rate. Upon such conversion, the Holders shall exchange this Note for a new LIBO Rate Note or Notes by delivery of this Note to the principal office of the Registrar or at an
                                             KREDITANSTALT FUR WIEDERAUFBAU


                                             By:    /s/
                                                    Name:
                                                    Title:

                                             COMMERZBANK AG, HAMBURG


                                             By:    /s/
                                                    Name:
                                                    Title:

                                             By:    /s/
ment.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is transferable, and upon surrender of this Note for registration of transfer at the principal office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder or his attorney duly authorized in writing, one or more new Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of the same maturity and type and of authorized denominations, as requested by the Holder surrendering the same, upon presentation thereof for such purpose at the principal office of the Registrar, or at an office or agency maintained for such purpose.

               Prior to due presentment for registration of exchange or transfer of this Note, the Syndicate Agent, the Paying Agent and the Registrar may deem and treat the Person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Note and for all other purposes whatsoever whether or not this Note be overdue, and neither the Syndicate Agent, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

               This Note shall not be entitled to any benefit under the Loan Agreement or be valid or obligatory for any purpose unless this Note has been executed on behalf of the Companies by the manual signature of an authorized officer of each of the Companies.

               Notwithstanding anything herein or in any other Loan Document to the contrary, the Companies (other than APL) agrees that, upon its execution of this Note, it shall be jointly and severally, directly and primarily liable as a co-Borrower, together with all of the other Transferees that have or shall have executed a Note under the Loan Agreement for payment in full of all Vessel Indebtedness respecting any or all of the HDW Vessels and the HDW Vessels. APL agrees that, upon its execution of this Note, it shall be jointly and severally, directly and primarily liable, with the Transferees also liable therefor, with respect to any HDW Note executed by APL as co-Borrower under the Loan Agreement for payment in full of the Vessel Indebtedness relating to the related HDW Vessel or Vessels. The liability of the Companies shall be independent of the duties, obligations and liabilities of each and all of the other joint and several Transferees. Any Holder (subject to the provisions of the Loan Agreement) may bring a separate action or actions on each, any or all of such Vessel Indebtedness against each, any or all of such Transferees liable therefor and APL (to the extent it is or becomes a co-Borrower), whether action is brought against any other or all of such Transferees and APL (as provided herein), or any one or more of the Transferees or APL (as provided herein) is or is not joined therein.

               Notwithstanding anything herein, in the HDW Notes or in any other Loan Document to the contrary, except with respect to APL, by acceptance of this Note the Holder agrees that it will look solely to the Recourse Assets for all amounts coming due from the Transferees (or any Transferee) under the Loan Agreement, under the HDW Notes or under any of the other Loan Documents, and for the performance of all covenants, agreements and obligations and for the breach of representations and warranties or covenants of the Companies (other than APL) (or any Transferee) under the Loan Agreement or under the HDW Notes or any of the other Loan Documents, or under any certificate or other documents executed and delivered by the Companies (other than APL) as contemplated by the Loan Documents, and, therefore, notwithstanding anything contained in any of the aforesaid documents, no judgment or recourse (except a judgment against the Recourse Assets or any of them) shall be sought or enforced for the payment or performance of the Companies' (other than APL's) (or any Transferee's) obligations under the Loan Agreement, the HDW Notes, any other Loan Document or any such other certificate or document: (a) against the Companies (other than APL) in their individual or personal capacities, other than in connection with the enforcement of remedies against the Recourse Assets or (b) against any assets or property of the Companies (other than APL) other than the Recourse Assets; provided, however, that nothing in this paragraph shall (x) limit or otherwise prejudice in any way the rights of the Holders to proceed against the Guarantor under the Guarantee or (y) constitute or be deemed to be a release of the obligations secured by, or impair the enforceability of, the liens, mortgage interests or other security interests created by the Security Documents, or to restrict the remedies available to Holders to realize upon the Security Documents or enforce the Guarantee.

               AS PROVIDED IN THE LOAN AGREEMENT, THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE LAW OF THE STATE OF NEW YORK GOVERNING CHOICE OF LAW).


               IN WITNESS WHEREOF, the Companies have caused this instrument to be duly executed under its corporate seal.


                                                    [              ]



By:___________________
    [Title]



Attest:


By:_____________________
   [Title]

Issue Date:

                                   SCHEDULE 1

                      Maturity Dates, Principal Amounts and
                          Initial Interest Rates of Notes


                                       Principal
Maturity Date                            Amount                    Interest Rate


                                                            EXHIBIT A-2
                                                     to Amendment No. 2
                                                      to Loan Agreement


                                                          APPENDIX A-3B


                             FORM OF LIBO RATE NOTE
                                  [HDW Vessel]

                                      NOTE


No.____________________
$_________________

                          [                           ]

                            Issued in connection with
                             the purchase financing
                         of three (3) container vessels

                         Issue Date: _____________, ____


                                  MATURITY DATE


                                 _________, ____


               [                            ] (together, the
"Companies"), for value received, hereby jointly and severally promise
to pay to the order of [                       ] or registered assigns
the principal sum of _______________________________ DOLLARS (USD
___________) on the maturity date specified above. This Note shall bear interest on the unpaid principal amount hereof from time to time outstanding from the date hereof to but excluding the date due at the Interest Rate for each Interest Period (as such term is defined in the Loan Agreement referred to below) and shall be payable in arrears on each Interest Payment Date on a basis of the actual number of days elapsed over a year of three hundred sixty (360) days including the first day of the relevant Interest Period or portion thereof but excluding such Interest Payment Date), until the principal hereof is paid. Principal on this Note shall be payable on each Repayment Date in the amounts set forth in Schedule 1 attached hereto subject to any HDW
* exercised by the Companies pursuant to Section 5.03 of the Loan Agreement. Capitalized terms contained herein and not defined herein, shall have the meanings specified in a certain Loan Agreement dated March 14, 1994, as amended by Amendment No. 1 thereto dated May 19, 1995 and further amended by Amendment No. 2 thereto dated September 1, 1995 (the "Loan Agreement"), by and among American President Lines, Ltd. ("APL"), the corporations listed in Schedule A to Amendment No. 2, Kreditanstalt fYr Wiederaufbau, Commerzbank AG, Hamburg, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG (Hamburg Branch) and Banque Internationale e Luxembourg S.A.

               The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will, as provided in the Loan Agreement, be paid by the Companies to the Syndicate Agent for payment to the Person in whose name this Note is registered at the close of business on the date for payment of such interest. Any such interest not so punctually paid or duly provided for shall be paid together with default interest which shall accrue on the amount of such overdue sum in the case of payments due as more fully provided in the Loan Agreement.

               Under the Loan Agreement, the Companies are obligated to pay interest on and the principal of this Note to the Syndicate Agent in the manner as provided therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               This Note is subject to prepayment and acceleration as more fully described in the Loan Agreement.

               This Note is one of a duly authorized issue of Notes issued and to be issued under the Loan Agreement.

               Reference is made to the Loan Agreement and all supplements and amendments thereto (a copy of which is on file with each of the Companies at its principal corporate office) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Companies, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, executed and delivered, to all of which terms and conditions in the Loan Agreement each Holder hereof agrees by its acceptance of this Note.

               On a Fixed Rate Conversion Date, the Interest Rate on this Note shall be converted to a Fixed Rate. Upon such conversion, the Holders shall exchange this Note for a new Fixed Rate Note or Notes by delivery of this Note to the principal office of the Registrar or at an office or agency maintained for that purpose.

               If an Event of Default shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement and the Syndicate Agent may exercise whatever rights and remedies provided for therein.

               The right of the Holder of this Note to institute action for any remedy under the Loan Agreement, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Loan Agreement.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is transferable, and upon surrender of this Note for registration of transfer at the principal office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder or his attorney duly authorized in writing, one or more new Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of LIBO Rate Notes of the same maturity and type and of authorized denominations, as requested by the Holder surrendering the same, upon presentation thereof for such purpose at the principal office of the Registrar, or at an office or agency maintained for such purpose.

               Prior to due presentment for registration of exchange or transfer of this Note, the Syndicate Agent, the Paying Agent and the Registrar may deem and treat the Person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Note and for all other purposes whatsoever whether or not this Note be overdue, and neither the Syndicate Agent, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

               This Note shall not be entitled to any benefit under the Loan Agreement or be valid or obligatory for any purpose unless this Note has been executed pursuant to the provisions in the Loan
Agreement.

               Notwithstanding anything herein or in any other Loan Document to the contrary, each of the Companies (other than APL) agrees that, upon its execution of this Note, it shall be jointly and severally, directly and primarily liable as a co-Borrower, together with all of the other Transferees that have or shall have executed a Note under the Loan Agreement for payment in full of all Vessel Indebtedness respecting any or all of the HDW Vessels and the HDW Vessels. APL agrees that, upon its execution of this Note, it shall be jointly and severally, directly and primarily liable, with the Transferees also liable therefor, with respect to any HDW Note executed by APL as co-Borrower under the Loan Agreement for payment in full of the Vessel Indebtedness relating to the related HDW Vessel or Vessels. The liability of the Companies shall be independent of the duties, obligations and liabilities of each and all of the other joint and several Transferees. Any Holder (subject to the provisions of the Loan Agreement) may bring a separate action or actions on each, any or all of such Vessel Indebtedness against each, any or all of such Transferees liable therefor and APL (to the extent it is or becomes a co-Borrower), whether action is brought against any other or all of such Transferees and APL (as provided herein), or any one or more of the Transferees or APL (as provided herein) is or is not joined therein.

               Notwithstanding anything herein, in the HDW Notes or in any other Loan Document to the contrary, except with respect to APL, by acceptance of this Note the Holder agrees that it will look solely to the Recourse Assets for all amounts coming due from the Transferees (or any Transferee) under the Loan Agreement, under the HDW Notes or under any of the other Loan Documents, and for the performance of all covenants, agreements and obligations and for the breach of representations and warranties or covenants of the Companies (other than APL) (or any Transferee) under the Loan Agreement or under the HDW Notes or any of the other Loan Documents, or under any certificate or other documents executed and delivered by the Companies (other than APL) as contemplated by the Loan Documents, and, therefore, notwithstanding anything contained in any of the aforesaid documents, no judgment or recourse (except a judgment against the Recourse Assets or any of them) shall be sought or enforced for the payment or performance of the Companies' (other than APL's) (or any Transferee's) obligations under the Loan Agreement, the HDW Notes, any other Loan Document or any such other certificate or document: (a) against the Companies (other than APL) in their individual or personal capacities, other than in connection with the enforcement of remedies against the Recourse Assets or (b) against any assets or property of the Companies (other than APL) other than the Recourse Assets; provided, however, that nothing in this paragraph shall (x) limit or otherwise prejudice in any way the rights of the Holders to proceed against the Guarantor under the Guarantee or
(y) constitute or be deemed to be a release of the obligations secured by, or impair the enforceability of, the liens, mortgage interests or other security interests created by the Security Documents, or to restrict the remedies available to Holders to realize upon the Security Documents or enforce the Guarantee.

               AS PROVIDED IN THE LOAN AGREEMENT, THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE LAW OF THE STATE OF NEW YORK GOVERNING CHOICE OF LAW).


               IN WITNESS WHEREOF, the Companies have caused this instrument to be duly executed under its corporate seal.

                                                    [                   ]


                                                    By:_________________
                                                       Title:



Attest:


By:___________________
   Title:

                                                             EXHIBIT A-3
                                                      to Amendment No. 2
                                                       to Loan Agreement

                                                        [Schedules to be
                                                         added to Notes]

                                                           APPENDIX A-4A


                            FORM OF FIXED RATE NOTES
                                 [Daewoo Vessel]


                                      NOTE


No.________________   $______________


                         [                             ]

                            Issued in connection with
                            the purchase financing of
                           three (3) container vessels


INTEREST RATE                          MATURITY DATE                  ISSUE DATE




               [                      ] (together, the "Companies"), for
value received, hereby jointly and severally promise to pay to [
] or registered assigns the principal sum of ____________________________ DOLLARS (USD ___________) on the maturity date specified above. This Note shall bear interest at the rate specified above on the unpaid principal amount thereof from time to time outstanding from the date thereof to but excluding the date due at the Interest Rate for each Interest Period beginning on or after the Fixed Rate Conversion Date (as defined in the Loan Agreement referred to below) and shall be payable in arrears on each Interest Payment Date on a basis of the actual number of days elapsed over a year of three hundred sixty (360) days including the first day of the relevant Interest Period or portion thereof but excluding such Interest Payment Date. Principal on this Note shall be payable on each Repayment Date in the amounts set forth in Schedule 1 attached hereto subject to any Daewoo * exercised by the Companies pursuant to Section 5.03 of the Loan Agreement. Capitalized terms contained herein and not defined herein shall have the meanings specified in a certain Loan Agreement dated March 14, 1994, as amended by Amendment No. 1 dated May 19, 1995 as further amended by Amendment No. 2 thereto dated September 1, 1995 (the "Loan Agreement"), by and among American President Lines, Ltd. ("APL"), the corporations listed in Schedule A to Amendment No. 2, Kreditanstalt fur Wiederaufbau, Commerzbank AG, Hamburg, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG (Hamburg Branch) and Banque Internationale a Luxembourg S.A.

               The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will, as provided in the Loan Agreement, be paid by the Companies to the Syndicate Agent for payment to the Person in whose name this Note is registered at the close of business on the date for payment of such interest. Any such interest not so punctually paid or duly provided for shall be paid together with default interest which shall accrue on the amount of such overdue sum in the case of payments due as more fully provided in the Loan Agreement.

               Under the Loan Agreement, the Companies are obligated to pay interest on and the principal of this Note to the Syndicate Agent in the manner as provided therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               This Note is subject to prepayment and acceleration as more fully described in the Loan Agreement.

               This Note is one of a duly authorized issue of Notes issued and to be issued under the Loan Agreement.

               Reference is made to the Loan Agreement and all supplements and amendments thereto (a copy of which is on file with each of the Companies at its principal corporate office) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Companies and the Holders of the Notes, and the terms upon which the Notes are, and are to be, executed and delivered, to all of which terms and conditions in the Loan Agreement each Holder hereof agrees by its acceptance of this Note.

               On a LIBO Rate Conversion Date, the Interest Rate on this Note shall be converted to a LIBO Rate. Upon such conversion, the Holders shall exchange this Note for a new LIBO Rate Note or Notes by delivery of this Note to the principal office of the Registrar or at an office or agency maintained for that purpose.

               If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Loan Agreement and the Syndicate Agent may exercise the rights and remedies provided for therein.

               The right of the Holder of this Note to institute action for any remedy under the Loan Agreement, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Loan Agreement.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is transferable, and upon surrender of this Note for registration of transfer at the principal office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder or his attorney duly authorized in writing, one or more new Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of the same maturity and type and of authorized denominations, as requested by the Holder surrendering the same, upon presentation thereof for such purpose at the principal office of the Registrar, or at an office or agency maintained for such purpose.

               Prior to due presentment for registration of exchange or transfer of this Note, the Syndicate Agent, the Paying Agent and the Registrar may deem and treat the Person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Note and for all other purposes whatsoever whether or not this Note be overdue, and neither the Syndicate Agent, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

               This Note shall not be entitled to any benefit under the Loan Agreement or be valid or obligatory for any purpose unless this Note has been executed on behalf of the Companies by the manual signature of an authorized officer of each of the Companies.

               Notwithstanding anything herein or in any other Loan Document to the contrary, the Companies (other than APL) agrees that, upon its execution of this Note, it shall be jointly and severally, directly and primarily liable as a co-Borrower, together with all of the other Transferees that have or shall have executed a Note under the Loan Agreement for payment in full of all Vessel Indebtedness respecting any or all of the Daewoo Vessels and the HDW Vessels. APL agrees that, upon its execution of this Note, it shall be jointly and severally, directly and primarily liable, with the Transferees also liable therefor, with respect to any Daewoo Note executed by APL as co-Borrower under the Loan Agreement for payment in full of the Vessel Indebtedness relating to the related Daewoo Vessel or Vessels. The liability of the Companies shall be independent of the duties, obligations and liabilities of each and all of the other joint and several Transferees. Any Holder (subject to the provisions of the Loan Agreement) may bring a separate action or actions on each, any or all of such Vessel Indebtedness against each, any or all of such Transferees liable therefor and APL (to the extent it is or becomes a co-Borrower), whether action is brought against any other or all of such Transferees and APL (as provided herein), or any one or more of the Transferees or APL (as provided herein) is or is not joined therein.

               Notwithstanding anything herein, in the Daewoo Notes or in any other Loan Document to the contrary, except with respect to APL, by acceptance of this Note the Holder agrees that it will look solely to the Recourse Assets for all amounts coming due from the Transferees (or any Transferee) under the Loan Agreement, under the Daewoo Notes or under any of the other Loan Documents, and for the performance of all covenants, agreements and obligations and for the breach of representations and warranties or covenants of the Companies (other than APL) (or any Transferee) under the Loan Agreement or under the Daewoo Notes or any of the other Loan Documents, or under any certificate or other documents executed and delivered by the Companies (other than APL) as contemplated by the Loan Documents, and, therefore, notwithstanding anything contained in any of the aforesaid documents, no judgment or recourse (except a judgment against the Recourse Assets or any of them) shall be sought or enforced for the payment or performance of the Companies' (other than APL's) (or any Transferee's) obligations under the Loan Agreement, the Daewoo Notes, any other Loan Document or any such other certificate or document: (a) against the Companies (other than APL) in their individual or personal capacities, other than in connection with the enforcement of remedies against the Recourse Assets or (b) against any assets or property of the Companies (other than APL) other than the Recourse Assets; provided, however, that nothing in this paragraph shall (x) limit or otherwise prejudice in any way the rights of the Holders to proceed against the Guarantor under the Guarantee or (y) constitute or be deemed to be a release of the obligations secured by, or impair the enforceability of, the liens, mortgage interests or other security interests created by the Security Documents, or to restrict the remedies available to Holders to realize upon the Security Documents or enforce the Guarantee.

               AS PROVIDED IN THE LOAN AGREEMENT, THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE LAW OF THE STATE OF NEW YORK GOVERNING CHOICE OF LAW).

               IN WITNESS WHEREOF, the Companies have caused this instrument to be duly executed under its corporate seal.


                                                    [             ]



By:___________________
   [Title]



Attest:


By:_____________________
   [Title]
Issue Date:

                                   SCHEDULE 1

                      Maturity Dates, Principal Amounts and
                          Initial Interest Rates of Notes



                                      Principal
Maturity Date                            Amount
Interest Rate


                                                             EXHIBIT A-4
                                                      to Amendment No. 2
                                                       to Loan Agreement


                                                           APPENDIX A-4B


                             FORM OF LIBO RATE NOTE
                                 [Daewoo Vessel]

                                      NOTE


No.____________________
$_________________



                          [                           ]

                            Issued in connection with
                             the purchase financing
                         of three (3) container vessels

                         Issue Date: _____________, ____


                                  MATURITY DATE


                                 _________, ____


               [                            ] (together, the
"Companies"), for value received, hereby jointly and severally promise to pay to the order of [ ] or registered assigns the principal sum of _______________________________ DOLLARS (USD ___________) on the
maturity date specified above. This Note shall bear interest on the unpaid principal amount hereof from time to time outstanding from the date hereof to but excluding the date due at the Interest Rate for each Interest Period (as such term is defined in the Loan Agreement referred to below) and shall be payable in arrears on each Interest Payment Date on a basis of the actual number of days elapsed over a year of three hundred sixty (360) days including the first day of the relevant Interest Period or portion thereof but excluding such Interest Payment
Date), until the principal hereof is paid. Principal on this Note shall be payable on each Repayment Date in the amounts set forth in Schedule 1 attached hereto subject to any Daewoo * exercised by the Companies pursuant to Section 5.03 of the Loan Agreement. Capitalized terms contained herein and not defined herein, shall have the meanings specified in a certain Loan Agreement dated March 14, 1994, as amended by Amendment No. 1 thereto dated May 19, 1995 and further amended by Amendment No. 2 thereto dated September 1, 1995 (the "Loan Agreement"), by and among American President Lines, Ltd. ("APL"), the corporations listed in Schedule A to Amendment No. 2, Kreditanstalt fur Wiederaufbau, Commerzbank AG, Hamburg, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG (Hamburg Branch) and Banque Internationale a Luxembourg S.A.

               The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will, as provided in the Loan Agreement, be paid by the Companies to the Syndicate Agent for payment to the Person in whose name this Note is registered at the close of business on the date for payment of such interest. Any such interest not so punctually paid or duly provided for shall be paid together with default interest which shall accrue on the amount of such overdue sum in the case of payments due as more fully provided in the Loan Agreement.

               Under the Loan Agreement, the Companies are obligated to pay interest on and the principal of this Note to the Syndicate Agent in the manner as provided therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               This Note is subject to prepayment and acceleration as more fully described in the Loan Agreement.

               This Note is one of a duly authorized issue of Notes issued and to be issued under the Loan Agreement.

               Reference is made to the Loan Agreement and all supplements and amendments thereto (a copy of which is on file with each of the Companies at its principal corporate office) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Companies, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, executed and delivered, to all of which terms and conditions in the Loan Agreement each Holder hereof agrees by its acceptance of this Note.

               On a Fixed Rate Conversion Date, the Interest Rate on this Note shall be converted to a Fixed Rate. Upon such conversion, the Holders shall exchange this Note for a new Fixed Rate Note or Notes by delivery of this Note to the principal office of the Registrar or at an office or agency maintained for that purpose.

               If an Event of Default shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement and the Syndicate Agent may exercise whatever rights and remedies provided for therein.

               The right of the Holder of this Note to institute action for any remedy under the Loan Agreement, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Loan Agreement.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is transferable, and upon surrender of this Note for registration of transfer at the principal office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder or his attorney duly authorized in writing, one or more new Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of LIBO Rate Notes of the same maturity and type and of authorized denominations, as requested by the Holder surrendering the same, upon presentation thereof for such purpose at the principal office of the Registrar, or at an office or agency maintained for such purpose.

               Prior to due presentment for registration of exchange or transfer of this Note, the Syndicate Agent, the Paying Agent and the Registrar may deem and treat the Person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Note and for all other purposes whatsoever whether or not this Note be overdue, and neither the Syndicate Agent, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

               This Note shall not be entitled to any benefit under the Loan Agreement or be valid or obligatory for any purpose unless this Note has been executed pursuant to the provisions in the Loan Agreement.

               Notwithstanding anything herein or in any other Loan Document to the contrary, each of the Companies (other than APL) agrees that, upon its execution of this Note, it shall be jointly and severally, directly and primarily liable as a co-Borrower, together with all of the other Transferees that have or shall have executed a Note under the Loan Agreement for payment in full of all Vessel Indebtedness respecting any or all of the Daewoo Vessels and the HDW Vessels. APL agrees that, upon its execution of this Note, it shall be jointly and severally, directly and primarily liable, with the Transferees also liable therefor, with respect to any Daewoo Note executed by APL as co-Borrower under the Loan Agreement for payment in full of the Vessel Indebtedness relating to the related Daewoo Vessel or Vessels. The liability of the Companies shall be independent of the duties, obligations and liabilities of each and all of the other joint and several Transferees. Any Holder (subject to the provisions of the Loan Agreement) may bring a separate action or actions on each, any or all of such Vessel Indebtedness against each, any or all of such Transferees liable therefor and APL (to the extent it is or becomes a co-Borrower), whether action is brought against any other or all of such Transferees and APL (as provided herein), or any one or more of the Transferees or APL (as provided herein) is or is not joined therein.

               Notwithstanding anything herein, in the Daewoo Notes or in any other Loan Document to the contrary, except with respect to APL, by acceptance of this Note the Holder agrees that it will look solely to the Recourse Assets for all amounts coming due from the Transferees (or any Transferee) under the Loan Agreement, under the Daewoo Notes or under any of the other Loan Documents, and for the performance of all covenants, agreements and obligations and for the breach of representations and warranties or covenants of the Companies (other than APL) (or any Transferee) under the Loan Agreement or under the Daewoo Notes or any of the other Loan Documents, or under any certificate or other documents executed and delivered by the Companies (other than APL) as contemplated by the Loan Documents, and, therefore, notwithstanding anything contained in any of the aforesaid documents, no judgment or recourse (except a judgment against the Recourse Assets or any of them) shall be sought or enforced for the payment or performance of the Companies' (other than APL's) (or any Transferee's) obligations under the Loan Agreement, the Daewoo Notes, any other Loan Document or any such other certificate or document: (a) against the Companies (other than APL) in their individual or personal capacities, other than in connection with the enforcement of remedies against the Recourse Assets or (b) against any assets or property of the Companies (other than APL) other than the Recourse Assets; provided, however, that nothing in this paragraph shall (x) limit or otherwise prejudice in any way the rights of the Holders to proceed against the Guarantor under the Guarantee or
(y) constitute or be deemed to be a release of the obligations secured by, or impair the enforceability of, the liens, mortgage interests or other security interests created by the Security Documents, or to restrict the remedies available to Holders to realize upon the Security Documents or enforce the Guarantee.

               AS PROVIDED IN THE LOAN AGREEMENT, THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE LAW OF THE STATE OF NEW YORK GOVERNING CHOICE OF LAW).

               IN WITNESS WHEREOF, the Companies have caused this instrument to be duly executed under its corporate seal.

                                                    [               ]


                                                    By:_________________
                                                       Title:



Attest:


By:___________________
   Title:

                                                             EXHIBIT B-1
                                                      to Amendment No. 2
                                                       to Loan Agreement





                        FIRST PREFERRED SHIP MORTGAGE ON
                             THE "[           ]" TO
                           [                         ]

               THIS FIRST PREFERRED SHIP MORTGAGE dated this ___ day of __________ 199_, made and given by American President Lines, Ltd., a Delaware corporation (the "Borrower"), to [Kreditanstalt fur Wiederaufbau, a public law company incorporated in the Federal Republic of Germany (the "Mortgagee", which term shall include the Mortgagee's successors and assignees)] [Commerzbank AG, Hamburg, a public law company incorporated in the Federal Republic of Germany (the "Syndicate Agent") and Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins- und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG (Hamburg Branch) and Banque Internationale a Luxembourg S.A. (collectively, the "Syndicate" and, together with the Syndicate Agent, the "Mortgagee", which term shall include any successors and assignees of each)].

               WHEREAS:

               A. The Borrower is the sole owner of the Republic of The
Marshall Islands flag vessel, "APL [      ]", Official No. MI [     ],
of [     ] Gross Tons and [    ] Net Tons (the "Vessel", which term
shall include all of the boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, anchors, cables, apparel, furniture, fitting, equipment and all other appurtenances to the Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to the Vessel, or any part thereof, or in or to the equipment and appurtenances aforesaid, but shall exclude any leased equipment).

               B. This Mortgage is granted to secure, among other things, certain obligations of the Borrower under that certain Loan Agreement dated March 14, 1994, as amended by Amendment No. 1 thereto dated May 19, 1995 and as further amended by Amendment No. 2 thereto
dated September 1, 1995, among the Borrower, [        ] ("[      ]"),
the other Transferees, the Mortgagee and [  ] ("     ") (the "Loan
Agreement"). Terms used herein without definition shall have the respective meanings provided in the Loan Agreement (a copy of which without attachments (other than the forms of [HDW] [Daewoo] Notes) is attached hereto as Exhibit A).

               C. The Mortgagee has agreed to make loans with respect to
three (3) vessels (the Marshall Islands flag vessels [     ] (Official
Number [    ]), [     ] (Official Number [    ]) and [ ] (Official
Number [ ])), pursuant to the Loan Agreement and that certain Second Amended and Restated Agreement to Acquire and Charter dated September 1, 1995 among the parties to the Loan Agreement (the "Acquisition Agreement") (a copy of which is attached hereto as Exhibit B), such
loans to be in an aggregate amount not to exceed [         ] United
States Dollars (USD[       ]) (collectively, the "Loans"'). The total
amount of the Loans is or shall be evidenced by the [HDW] [Daewoo] Notes. The portion of the Loans relating to the acquisition of the
Vessel is in the principal amount of [     ] United States Dollars (USD
[               ]), which portion has been advanced by the Mortgagee on
the date hereof, for which the Borrower is justly indebted and is evidenced by the specific [HDW] [Daewoo] Notes dated ______, 199_ (the
"[HDW] [Daewoo] [          ] Notes") (a copy of which is attached hereto
as Exhibit C), and in order to induce the Mortgagee to make the Loans, the Borrower has agreed to grant this Mortgage to the Mortgagee to
secure the [HDW] [Daewoo] [      ] Notes and the Borrower's joint and
several liability under the Loan Agreement for the repayment of the [HDW] [Daewoo] Notes issued or to be issued by the Borrower or any remaining Transferee (which shall be the owner[s] of the Vessel[s]
[        ]) [(such Notes, together with the [HDW] [Daewoo] [      ]
Notes are referred to herein for purposes of this Mortgage as the "[HDW] [Daewoo] Notes")] and the other obligations stated in Paragraph D below with respect to the acquisition [and financing] of the other [HDW] [Daewoo] Vessels other than the Vessel.

               D. The term "Obligations" shall mean [(i)] all of the obligations of the Borrower to pay any amount to the Mortgagee under (A) this Mortgage, (B) the [HDW] [Daewoo] Notes and (C) the Loan Agreement insofar as it relates to the [HDW] [Daewoo] Notes, [and (ii) all payment and performance obligations of the Borrower under that certain Bareboat Charter Party dated May 19, 1995 between the Borrower, as charterer, and M.V. President Kennedy, Ltd., assigned by M.V. President Kennedy, Ltd. to the Mortgagee pursuant to that certain APL China Charter Assignment dated May 19, 1995,] whether by reason of reimbursement, interest, indemnity or for any other reasons whatsoever.

               E. To secure payment of the Obligations to the Mortgagee, the Borrower has duly authorized the execution, delivery and recording of this First Preferred Ship Mortgage under and pursuant to the laws of the Republic of The Marshall Islands.

               F. Upon transfer of the Vessel, the Borrower will, on the date hereof, enter into that certain Bareboat Charter Party dated the
date hereof (the "Charter") with [    ].

               NOW, THEREFORE, THIS DEED, WITNESSETH:

               That the Borrower, in consideration of the premises and other valuable consideration, the receipt whereof is hereby acknowledged, and for the purpose of securing payment and performance of the Obligations and to secure the performance, observance and accuracy of and compliance with all the covenants, representations, warranties, terms and conditions in the [HDW] [Daewoo] Notes, the Loan Agreement insofar as it relates to the [HDW] [Daewoo] Notes, in favor of the Mortgagee and in this Mortgage expressed, for the benefit of the Mortgagee, has granted, conveyed, mortgaged, pledged, assigned, transferred, set over and confirmed and does by these presents grant, convey, mortgage, pledge, assign, transfer, set over and confirm unto the Mortgagee the whole of the Vessel;

               TO HAVE AND TO HOLD the same unto the Mortgagee forever in accordance with the terms herein set forth for the enforcement of the payment and performance of the Obligations and to secure the performance, observance and accuracy of and compliance with all the covenants, representations, warranties, terms and conditions contained in the [HDW] [Daewoo] Notes, the Loan Agreement insofar as it relates to the [HDW] [Daewoo] Notes, the Loans and this Mortgage expressed, for the benefit of the Mortgagee;

               PROVIDED ONLY and the conditions of these presents are such that if and when the Mortgagee shall have received (i) the full amount and full performance of the Obligations or (ii) the full amount required to be paid in respect of the Subportion of the [HDW] [Daewoo]
Tranche relating to the Vessel evidenced by the [HDW] [Daewoo] [    ]
Notes in accordance with the provisions of Section 5.04 of the Loan Agreement, together with payment of all other amounts then due and owing and secured by this Mortgage, these presents and the rights of the Mortgagee hereunder shall cease, determine and be void, otherwise to be and remain in full force and effect.

               The Borrower for itself, its successors and assignees, hereby covenants and agrees with the Mortgagee that the Vessel is to be held by the Mortgagee as long as the Obligations and obligation of the Borrower under the [HDW] [Daewoo] Notes, the Loan Agreement (to the extent it relates to the [HDW] [Daewoo] Notes) and this Mortgage remains in force, subject to the further covenants, conditions, provisions, terms and uses hereinafter set forth.

                                    ARTICLE I

                         REPRESENTATIONS OF THE BORROWER

               (1) The Borrower is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation with full corporate power and authority to conduct its business as the same is presently conducted;

               (2) the Borrower has legal power and authority to enter into and carry out the terms of this Mortgage;

               (3) this Mortgage has been duly authorized by all necessary action, corporate or other, on the part of the Borrower, and this Mortgage constitutes, and upon due execution and delivery by the Borrower this Mortgage will constitute, in accordance with its respective terms, a legal, valid and binding instrument enforceable against the Borrower, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect;

               (4) except as previously disclosed to the Mortgagee in writing, there are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against the Borrower or any of its properties affecting this Mortgage which would materially and adversely affect the ability of the Borrower to perform its obligations hereunder;

               (5) the consummation of the transactions contemplated by, and compliance by the Borrower with all the terms and provisions of, this Mortgage will not violate any provisions of the Certificate of Incorporation or Bylaws of the Borrower and will not result in a breach of the terms and provisions of, or constitute a default under, any other agreement or undertaking by the Borrower or by which it or any of its property is bound or any order of any court or administrative agency entered in any proceedings binding on the Borrower, or violate any applicable statute, rule or regulation;

               (6) the Borrower is not in default and no condition exists which with notice or lapse of time or both would constitute a default by the Borrower, in any respect which would materially and adversely affect the ability of the Borrower to perform its obligations under this Mortgage, under any mortgage, loan agreement, deed of trust, indenture or other agreement with respect thereto or evidence of indebtedness to which it is a party or by which it is bound, and is not in violation of or in default, in any respect which would materially and adversely affect the ability of the Borrower to perform its obligations under this Mortgage, under any order, writ, judgment or decree of any court, arbitrator or governmental authority, commission, board, agency or instrumentality, domestic or foreign;

               (7) the Borrower has more than one place of business and the location of the place of business which is its chief executive office is 1111 Broadway, Oakland, California 94607;

               (8) all taxes (other than taxes based on or measured by income), liability for the payment of which has been incurred by the Borrower in connection with the execution, delivery and performance by it of this Mortgage, have been paid (or provided for in its accounts if not payable on or prior to the delivery date of the Vessel);

               (9) all governmental consents, licenses, permissions, approvals, registrations or authorizations or declarations required (i) to enable it lawfully to enter into and perform its respective obligations under this Mortgage, (ii) to ensure that its respective obligations hereunder and thereunder are legal, valid and enforceable and (iii) to make this Mortgage admissible in evidence in the Republic of The Marshall Islands, and the United States of America has been obtained or made and are in full force and effect;

               (10) it has not taken any corporate action nor to its knowledge have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, administrative receiver, administrator, trustee or similar officer of it or of any or all of its respective assets and revenues;

               (11) except for registration of this Mortgage in accordance with the provisions of the Republic of The Marshall Islands' Maritime Act of 1990, as amended, it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Mortgage in the country of the Borrower or the United States of America, or the flag of its registry or, to the best of its knowledge, elsewhere, that it be filed, recorded or enrolled with any governmental authority or agency in the country of the Borrower or, to the best of its knowledge, elsewhere, or that it be stamped with any stamp, registration or similar transaction tax in the country of the Borrower or the United States of America, or the flag of its registry or to the best of its knowledge, elsewhere;

               (12) the Vessel is duly documented in the name of the Borrower under the flag of the Republic of The Marshall Islands; and

               (13) the Vessel is in the absolute and unencumbered ownership of the Borrower except as contemplated by this Mortgage [and the Second Preferred Ship Mortgage dated the date hereof (the "Second Mortgage") in favor of KfW (the "Second Mortgagee")].


                                   ARTICLE II

                            COVENANTS OF THE BORROWER

               (14) The Borrower represents and warrants that it lawfully owns and possesses the Vessel free from any mortgage, security interest, lien or charge whatsoever other than this Mortgage and covenants with the Mortgagee that it shall warrant and defend the title to and lawful possession of the Vessel and every part thereof for the benefit of the Mortgagee, and shall hold harmless and indemnify the Mortgagee against the claims and demands of all Persons whomsoever arising as the result of any mortgage, security interest, lien or charge whatsoever on the Vessel; provided that the Borrower's foregoing obligations (other than its agreements to defend title and indemnify and hold the Mortgagee harmless) shall not apply to the following:

               (a) liens for crew's wages ("Crew's Wages") and salvage (including contract salvage) which shall not have been due and payable for more than ten (10) days after termination of a voyage or which shall then be contested in good faith by the Borrower or any permitted charterer in appropriate proceedings diligently prosecuted and shall not subject the Vessel or any part thereof to risk, forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interest in or under the Mortgage;

               (b) liens for Crew's Wages and salvage (including contract salvage) and general average which are either unclaimed or covered by insurance;

               (c) liens incident to current operations (except for Crew's Wages, salvage and general average) not more than thirty (30) days past due, liens for the wages of a stevedore when employed directly by the Shipowner or the operator, master or any agent of the Vessel, or liens covered by insurance and any deductible applicable thereto;

               (d) liens for repairs or with respect to changes made in the Vessel pursuant to Section 25(b) hereof;

               (e) in the event the use of or title to the Vessel is requisitioned by any government or any agency thereof insofar as it relates to possession of the Vessel;

               (f) [Reserved] [the Second Mortgage];

               (g) liens for taxes or assessments or other governmental charges and levies not yet due and payable, or the validity of which is being contested by the Borrower or any permitted charterer in good faith by appropriate proceedings upon stay of execution of the enforcement thereof and for which adequate reserves in accordance with generally accepted accounting principles or other appropriate provision has been made;

               (h) in the case of any actual or constructive total loss or an agreed or compromised total loss of the Vessel insofar as it relates to possession of the Vessel; and

               (i) insofar as it relates to possession of the Vessel, to charters permitted by the terms of this Mortgage, the Loan Agreement and the Acquisition Agreement, and by applicable law and to subcharters permitted by the terms of the Charter;

provided that any liens described in paragraphs (c), (d) and (g) hereof shall be permitted only to the extent they are subordinate to lien of the Mortgage.

               (15)(a) Neither the Borrower, any charterer, the master of the Vessel nor any other Person has or shall have any right, power or authority to create, incur or permit to be placed or imposed upon the Vessel any lien whatsoever, other than this Mortgage [, the Second Mortgage] and the liens referred to in Section 14 hereof.

               (b) The Borrower shall forthwith remove or cause to be removed within thirty (30) days of its knowledge thereof any lien or encumbrance (other than the items referred to in Section 14(e), (h) and (i) of this Article II) which shall be filed against the Vessel, unless the same is being contested by appropriate proceedings in good faith and (i) such proceedings shall suspend the collection of the related claim from the Vessel, (ii) neither the Vessel nor any interest therein would be in any danger of being sold, forfeited or lost during the pendency of such proceedings, and (iii) the Borrower or any permitted charterer shall have furnished such security, if any, or cause or make adequate provision for release prior to foreclosure, sale, or similar disposition as may be required in such proceedings.

               (16) If the Vessel shall be attached, levied upon or taken into custody by virtue of any legal proceeding in any court or tribunal or by any government or other authority, the Borrower or any permitted charterer shall promptly notify the Mortgagee thereof by telex and within fifteen (15) days after any such arrest (except in the case of requisition or other taking by any government or governmental body) shall cause the Vessel to be released within thirty (30) days and shall promptly notify the Mortgagee thereof in the manner aforesaid.

               (17) Except as provided in the Granting Clause hereof the Borrower has not assigned, pledged or otherwise granted a security interest in or lien on, and shall not assign, pledge or otherwise grant a security interest in or lien on, the whole or any part of, any rights assigned by the Granting Clause hereof [, except the Second Mortgage].

               (18) Upon the occurrence of any Event of Default, the Borrower shall promptly notify the Mortgagee by telex or telecopy, confirmed by letter, unless such Event of Default shall have been cured.

               (19) The Borrower shall make all payments of principal
and interest on the [HDW] [Daewoo] [    ] Notes and the other [HDW]
[Daewoo] Notes and shall perform in full its obligations and liabilities under this Mortgage and the Loan Agreement to the extent it
relates to the [HDW] [Daewoo] [    ] Notes, the other [HDW] [Daewoo]
Notes and the [HDW] [Daewoo] Security Documents to which it is a party.

               (20) (a) The Borrower represents and warrants that on the date hereof the Vessel is, and the Borrower covenants with the Mortgagee that it shall (subject to clauses (b) and (c) below) hereafter remain, documented under the laws of the Republic of The Marshall Islands.

               (b) The Borrower shall have the right to change the registry and flag of the Vessel to the registry and flag of the Republic of Panama, the Republic of Liberia, the Republic of Vanuatu and the Commonwealth of The Bahamas. Prior to any such change in registry and flag, the Borrower shall (i) obtain all necessary approvals of governmental authorities including, without limitation, those of the then current country of the Vessel's registry and the jurisdiction of its incorporation, if any, and otherwise comply with all applicable law if any, (ii) execute and deliver to the Mortgagee, in form and substance reasonably satisfactory to the Mortgagee, and after execution by the Mortgagee and immediately after the registration of the Vessel, file for recordation, a replacement mortgage for this Mortgage (the "Replacement Mortgage"), with terms and conditions substantially similar to the terms and conditions of this Mortgage, which Replacement Mortgage shall constitute a first priority lien on the Vessel and shall be in compliance with all applicable laws and regulations of any such country where the Vessel is re-registered and re-flagged, and immediately after the filing of the Replacement Mortgage for recordation deliver to the Mortgagee (A) an opinion of counsel reasonably satisfactory to the Mortgagee confirming that any Replacement Mortgage constitutes such a first priority lien under the laws and regulations of such country and is a "preferred mortgage" within the meaning of 46 U.S.C. Section 31301(b)(B), and that, if there shall have been any change in the applicable laws and regulations of such country of re-registration and re-flagging after March 14, 1994, such change does not materially adversely affect the interests of the Mortgagee with respect to the Vessel, and (B) a certificate of the Borrower that the Vessel is duly documented under the laws of the country where the Vessel is re-registered and re-flagged, and that the Vessel is free of any claim, lien, charge, mortgage or other encumbrance of any character (except the Replacement Mortgage [and the Second Mortgage]). In connection with any such change of registry and flag, the Mortgagee shall, at the request of the Borrower and at the Borrower's cost and expense, and upon compliance with subclauses (i) and (ii) of this clause (b), execute and deliver to the Borrower the Replacement Mortgage, an instrument in recordable form duly acknowledging the satisfaction and discharge of this Mortgage, and any other instrument or document necessary or appropriate for the orderly consummation of the change in registry and flag and replacement of the Mortgage. Notwithstanding the foregoing, no such reflagging shall be permitted (x) if an Event of Default or Incipient Default shall have occurred and be continuing or (y) if in the sole opinion of the Mortgagee such reflagging will, or may be expected to, adversely affect the rights or remedies of the Mortgagee under the Loan Documents, the value of the Vessel, or will be or may otherwise be expected to be, disadvantageous to the Mortgagee.

               (c) The Borrower shall have the right to change the registry and flag of the Vessel to the registry and flag of the United States of America. Prior to any such change in registry and flag, the Borrower shall (i) obtain all necessary approvals of governmental authorities including, without limitation, those of the then current country of the Vessel's registry and the jurisdiction of its incorporation, if any, and otherwise comply with all applicable law, if any, (ii) execute and deliver to the Mortgagee (or an approved trustee to act as mortgagee), a replacement mortgage with terms and conditions substantially the same as the terms and conditions of this Mortgage, in form and substance reasonably satisfactory to the Mortgagee (the "Replacement Mortgage"), and after execution by the Mortgagee and immediately after the registration of the Vessel, file for recordation, the Replacement Mortgage for this Mortgage, which Replacement Mortgage shall constitute a first priority lien on the Vessel and shall be in compliance with all applicable laws and regulations of the United States of America, and, immediately after the filing of the Replacement Mortgage for recordation, deliver to the Mortgagee (A) an opinion of counsel reasonably satisfactory to the Mortgagee confirming that any Replacement Mortgage constitutes such a first "preferred" ship mortgage under the laws and regulations of the United States of America and (B) a certificate of the Borrower that the Vessel is duly documented under the laws of the United States of America, and that the Vessel is free of any claim, lien, charge, mortgage or other encumbrance of any character (except the Replacement Mortgage [, the Second Mortgage] and the Charter). In connection with any such change of registry and flag, the Mortgagee shall, at the request of the Borrower and at the Borrower's cost and expense, and upon compliance with subclauses (i) and (ii) of this clause (c), execute and deliver to the Borrower the Replacement Mortgage, an instrument in recordable form duly acknowledging the satisfaction and discharge of this Mortgage, and any other instrument or document necessary or appropriate for the orderly consummation of the change in registry and flag and replacement of the Mortgage. Notwithstanding the foregoing, no such reflagging shall be permitted if, an Event of Default or Incipient Default shall have occurred and be continuing.

               (21) The Borrower (x) shall not cause or permit the Vessel to be operated in any manner contrary to applicable law except to the extent that such provision shall have been contested or caused to be contested in good faith by the Borrower in appropriate proceedings diligently prosecuted and shall not subject the Vessel to risk, forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under the Mortgage, (y) shall not operate the Vessel in any way contrary to any of the terms or conditions of the insurance required by Section 29 hereof (unless it shall first have arranged for continuation of the coverage afforded thereby), and
(z) shall not abandon the Vessel in any foreign port unless (i) there shall have been an actual or constructive total loss or an agreed or compromised total loss of the Vessel; or (ii) there has been any other loss with respect to the Vessel and the Borrower shall not have had reasonable time to repair or rectify the same; or (iii) the use or title of the Vessel has been taken or requisitioned by any government or governmental authority; provided, however, that if an Event of Default shall have occurred and be continuing, the Borrower shall not abandon the Vessel unless it shall have first received the written consent of the Mortgagee.

               (22) The Borrower shall pay and discharge or cause to be paid and discharged when due and payable all claims against, and taxes, assessments, governmental charges, fines and penalties imposed on, the Vessel or the Vessel's cargo; provided, however, that the Borrower shall have the right to contest or cause to be contested, in good faith and by appropriate proceedings, any such claim, tax, assessment, governmental charge, fine or penalty and, pending such contest, may defer the payment thereof so long as such contest or deferment in payment shall not subject the Vessel or any part thereof to risk or forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under the Mortgage.

               (23) The Borrower shall, at its expense and at no cost to the Mortgagee, comply with and satisfy all of the provisions of the flag of the Republic of The Marshall Islands, in order to establish, record and maintain this Mortgage as a preferred mortgage thereunder on the Vessel until it is re-registered, reflagged and this Mortgage is replaced by a Replacement Mortgage as provided in Section 20(b) or (c) hereof.

               (24) The Borrower shall place and at all times and places shall retain a properly certified copy of this Mortgage on board the Vessel with her papers and shall cause such certified copy and such papers to be exhibited to any and all Persons having business with the Vessel and to any representative of the Mortgagee. The Borrower shall also place and keep prominently displayed on the Vessel a framed printed or typewritten notice in plain type which shall cover a space of not less than six inches wide by nine inches high (or of such other dimensions as may be required by law) reading substantially as follows:

               "NOTICE OF FIRST PREFERRED SHIP MORTGAGE"

              "This Vessel is owned by American President Lines, Ltd., a Delaware corporation (the "Shipowner"), and is covered by a First Preferred Ship Mortgage in favor of [Kreditanstalt fur Wiederaufbau] [Commerzbank AG, Hamburg, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins- und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG (Hamburg Branch) and Banque Internationale a Luxembourg S.A.], under authority of the Republic of The Marshall Islands. Under the terms of said Mortgage, neither the Shipowner, any charterer, the master of the Vessel nor any other person has any right, power or authority to create, incur or permit to be placed or imposed upon this Vessel any lien whatsoever other than the lien of said Mortgage and liens for wages of a stevedore when employed directly by the Shipowner, operator, master, or any agent of the Vessel, for Crews' Wages, for general average, for salvage, and, to the extent subordinate to the lien of said Mortgage, for certain liens incident to current operations or for repairs or changes permitted by the Mortgage [and a Second Preferred Ship Mortgage in favor of Kreditanstalt fur Wiederaufbau]."

               (25)(a) The Borrower shall at all times and without cost or expense to the Mortgagee (i) maintain and preserve, or cause to be maintained and preserved, the Vessel in good running order and repair, so that the Vessel shall be, insofar as due diligence can make her so, strong and well and sufficiently tackled, appareled, furnished, equipped and in every respect seaworthy and in good operating condition, ordinary wear and tear and depreciation excepted; and (ii) keep the Vessel, or cause her to be kept, in such condition as will entitle her to the highest classification and rating for vessels of the same age and type of The American Bureau of Shipping, and annually shall furnish to the Mortgagee a certificate by The American Bureau of Shipping that such classification is maintained; provided that in any event the Borrower shall notify the Mortgagee of any change in the classification of the Vessel; and provided, further, that the foregoing shall not apply if there shall have been an Event of Loss or during such period as (1) the Vessel has been taken or requisitioned by any government or governmental body or (2) there has been any other loss with respect to the Vessel and the Borrower shall not have had a reasonable time to repair the same. The Borrower shall furnish from time to time upon reasonable demand of the Mortgagee such information and documents as the Mortgagee may require concerning the classification of the Vessel. Except during any period in which the provided further proviso in the first sentence of this paragraph shall apply, the Vessel shall, and the Borrower covenants that she will, at all times comply with all applicable laws, treaties and conventions of the Republic of The Marshall Islands and all rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith except to the extent that such provision shall have been contested in good faith by the Borrower in appropriate proceeding diligently prosecuted, so long as such proceeding shall not subject the Vessel or any part thereof to risk orforfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under the Mortgage.

               (b) The Borrower shall not make, or permit to be made, any substantial change in the structure, type or speed of the Vessel or change in her rig unless it shall have received the Mortgagee's prior written approval thereto, which approval shall not be unreasonably withheld or delayed; provided, however, that no such approval need be obtained in respect of any change which shall be necessary to comply with the requirements of the United States Coast Guard, the Republic of The Marshall Islands or The American Bureau of Shipping in order to entitle the Vessel to the classification and rating required by paragraph (a) hereof.

               (c) Until an Event of Default shall occur, the Borrower
(i) shall be suffered and permitted to retain actual possession and use of the Vessel and (ii) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, anchors, apparel, furniture, equipment or any other appurtenances to the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, anchors, apparel, furniture, fittings, equipment or other appurtenances of at least equal value to the Borrower which shall forthwith become subject to the lien of this Mortgage.

               (26) The Borrower shall at all reasonable times afford the Mortgagee or its authorized representatives full and complete access to the Vessel for the purpose of inspecting or surveying the same and her papers and, at the request and expense of the Mortgagee, the Borrower shall deliver or cause to be delivered for inspection by such parties copies of any and all contracts and documents relating to the Vessel, whether on board or not.

               (27) The Borrower shall not sell, demise charter, except for the Charter, mortgage (except for this Mortgage [and the Second Mortgage]) or transfer the Vessel (except any sale of the Vessel after repayment of the amounts of the related Subportion of the [HDW] [Daewoo] Tranche in accordance with Section 5.04 of the Loan Agreement or by way of requisition or other governmental taking by the United States of America or the Republic of The Marshall Islands or in accordance with
Section 9.02(b) of the Loan Agreement) without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld. Any such written consent to any one sale, demise charter, mortgage or transfer shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, demise charter, mortgage or transfer. Any sale, demise charter, mortgage or transfer of the Vessel shall be subject to the provisions of this Mortgage and the lien thereof.

               (28) The Borrower will reimburse the mortgagee promptly for any and all expenditures which the Mortgagee may from time to time make, lay out or expend in providing protection in respect of insurance, discharge or purchase of any liens, taxes, dues, assessments, governmental charges, tolls, fines and penalties imposed, repairs, attorneys' fees and other matters as the Borrower is obligated herein to provide but fails to provide. Such obligation of the Borrower to reimburse the Mortgagee shall constitute Obligations secured by this Mortgage, and shall be payable by the Borrower on demand, together with interest thereon from the date of demand until the date of payment (both before and after judgment) at the Default Interest Rate (as such rate is set forth in Section [3.08(a)] [3.08(b)] of the Loan Agreement). The Mortgagee, though privileged so to do, shall be under no obligation to the Borrower to make any such expenditures, nor shall the making thereof relieve the Borrower of any default in that respect.

               (29)(a) The Borrower shall, at its own expense, provide and maintain insurance on or with respect to the Vessel and the operation thereof, as follows:

       (1) Marine navigating risk hull and machinery insurance and marine war navigating risk hull and machinery insurance, together with, at the Borrower's option, such amounts of increased value and total loss only insurance as are permitted by such hull and machinery insurance policies. While the Vessel is idle or laid up, at the option of the Borrower and in lieu of the coverage described in the immediately preceding sentence, port risk hull and machinery insurance may be taken out on the Vessel by the Borrower. The foregoing insurance shall be in aggregate amounts equal at all times to the greater of (a) one hundred ten percent
       (110%) of the aggregate amount of the [HDW] [Daewoo]      [    ]
       Notes outstanding and (b) the full commercial value of the Vessel. Any of the foregoing may provide for a deductible amount approved by the Mortgagee, but no consent or approval of the Mortgagee shall be required for a deductible amount of up to One Million United States Dollars (USD1,000,000) with respect to any one accident, occurrence or event. The preceding sentence shall not apply in the event of an actual, constructive, compromised or agreed total loss of the Vessel. All policies of insurance required under this Section 29(a)(1) shall, unless the Mortgagee shall otherwise consent in writing, be under the broadest forms which are carried by prudent shipowners for similar vessels engaged in similar trades (at the time of issue of the policies in question) and approved by the Mortgagee. The Borrower shall have the right to procure in excess of the above requirements for its own sole benefit.

       (2) Marine and war risk, full form protection and indemnity insurance with such clubs or insurance companies acceptable to the Mortgagee, for such amounts as the Mortgagee may require or approve. Such protection and indemnity insurance shall be maintained in the broadest forms generally available in the United States/United Kingdom markets and shall include a cross liability endorsement, if obtainable. The Borrower shall have the right to carry, for its own benefit, excess protection and indemnity insurance and marine multiliability insurance. The Mortgagee shall have the right to approve the amounts of deductibles; provided, however, that no approval of the Mortgagee shall be required if such deductibles aggregate not more than Five Hundred Thousand United States Dollars (USD500,000) with respect to any single accident, occurrence or event excluding cargo and Five Hundred Thousand United States Dollars (USD500,000) per vessel voyage with respect to total cargo or property carried on such voyage.

       (3) Insurance against liability under law or international convention arising out of pollution, spillage or leakage in an amount not less than the greater of:

                    (y) the maximum amount available, as that amount may from time to time change, from the International Group of Protection and Indemnity Associations or alternatively such sources of pollution, spillage or leakage coverage as are commercially available in any absence of such coverage by the International Group as shall be carried by prudent shipowners for similar vessels engaged in similar trades plus amounts available from customary excess insurers of such risks as excess amounts shall be carried by prudent shipowners for similar vessels engaged in similar trades; and

                    (z)      the amounts required by the laws or
                    regulations of the United States of America and any applicable jurisdiction in which the Vessel may be trading from time to time except to the extent that any such laws or regulations shall have been contested in good faith by the Borrower or any permitted charterer in appropriate proceedings diligently prosecuted, as long as such proceedings or the failure to provide such insurance shall not subject the Vessel or any part thereof to risk, forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under this Mortgage.

       The foregoing insurance shall be against such risks and in such form as are in the reasonable opinion of the Mortgagee, necessary or advisable for the protection of the interests of the Mortgagee.

       (4) Single interest mortgagee's insurance covering the Mortgagee against any acts or omissions of the Borrower whereby marine and war risk hull and machinery insurance covered by this paragraph (a) shall or may be suspended, impaired or defeated; and any loss under such insurance shall be payable directly to the Mortgagee. Such single interest mortgagee's insurance may, at the option of the Mortgagee, be placed by the Mortgagee at the expense of the Borrower, unless the Borrower can arrange coverage acceptable to the Mortgagee at cheaper rates which can be directly placed by the Mortgagee.

       (5) Mortgagee's additional perils insurance (pollution), and any loss under such insurance shall be payable directly to the Mortgagee. Such additional perils insurance may, at the option of the Mortgagee, be placed by the Mortgagee at the expense of the Borrower, unless the Borrower can arrange acceptable coverage to the Mortgagee at cheaper rates which can be directly placed by the Mortgagee.

       (6) The Borrower shall carry at its own expense, for the benefit of the Mortgagee, (i) in connection with any voyage outside the territorial waters of the United States of America, such insurance against political risks of confiscation and expropriation by any government (except the United States of America and the country of registry) as would be carried by prudent owners and operators on similar voyages, (ii) additional insurance in such amounts and against such risks arising from or connected with the ownership or operation of the Vessel as from time to time may be commonly insured against and may be reasonably required by the Mortgagee and (iii) such other insurance as may at the time be required by applicable law except to the extent that such law shall have been contested in good faith by the Borrower or any permitted charterer in appropriate proceedings diligently prosecuted as long as such proceedings or the failure to provide such insurance shall not subject the Vessel or any part thereof to risk, forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under this Mortgage.

               (b) (1) All insurance required to be taken out and maintained pursuant to the terms of this Mortgage (except insurance pursuant to Section 29(a)(4) and (5) of this Article II) shall name the Mortgagee (as Mortgagee), [the Second Mortgagee,] the Borrower and any permitted charterer, as named insured or additional named insured, and the policies or certificates of insurance shall provide that there shall be no recourse against the Mortgagee for the payment of premiums, commissions, club calls, assessments or advances.

       (2) All insurance carried pursuant to paragraph (a) of this
       Section 29 shall contain provisions or endorsements stating that such insurance is primary insurance without any right of contribution with respect to any insurance carried by or on behalf of the Mortgagee [or the Second Mortgagee] other than as provided pursuant to this Section 29 on the same interest insured.

       (3) The policies in respect of insurance carried pursuant to paragraph (a) hereof shall provide that at least ten (10) days' prior written notice shall be given to the Mortgagee and the Borrower by the underwriters of any cancellation for the nonpayment of premiums, commissions, club calls, assessments or advances. Each policy in respect of such insurance shall further provide that (except in the case of automatic termination and cancellation clauses pursuant to the terms of the war risk policies other than for nonpayment of premium) at least ten (10) days' prior written notice shall be given to the Mortgagee [and the Second Mortgagee] and the Borrower by the underwriter of any termination, cancellation, lapse or material modification of the terms of such policy. Each policy in respect of such insurance shall contain provisions waiving underwriters' rights of subrogation thereunder against any assured named in such policy. The Mortgagee shall have the right, but not the obligation, to pay any such amounts on behalf of the Borrower which shall not have been timely paid by the Borrower and to recover such amounts together with interest pursuant to this Section 29.

       (c) All policies of insurance in respect of insurance required to be taken out and maintained pursuant to the terms of this Mortgage or other evidence thereof (except policies taken out pursuant to Sections 29(a)(4) and (a)(5) of this Article II) shall provide that losses thereunder shall be payable (i) until this Mortgage shall have been discharged, first to the Mortgagee for application pursuant to this Mortgage; [and] (ii) [and after underwriters shall have been given notice by the Mortgagee of discharge of this Mortgage, to the Second Mortgagee for application pursuant to the Second Mortgage; and (iii)] thereafter, to the Borrower; provided, however, that such policies of insurance or other evidence thereof shall provide that:

       (1) In the case of insurance carried pursuant to paragraph (a)(1) of this Section 29 (to the extent liability insurances are afforded thereunder) or pursuant to paragraph (a)(2) of this
       Section:

       (i) if the Borrower shall not have incurred the loss, damage or expense in question, any loss under such insurance may be paid directly to the Person by whom such liability covered by such policies has been incurred (whether or not an Incipient Default or an Event of Default then exists); and

       (ii) if the Borrower shall have incurred the loss, damage or expense in question or if the Borrower shall have paid the loss, damage or expense in question and shall have presented to the underwriters satisfactory evidence that the liability insured against has been discharged or is being discharged simultaneously with such payment, any such loss under such insurance shall be paid to the Borrower or to its order in reimbursement if there is not then an existing Event of Default or Incipient Default of which the underwriter has written notice from the Mortgagee, or, if there is such an existing Event of Default or Incipient Default, to the Mortgagee to apply such amounts in accordance with Section 39 hereof, or (y) if such Event of Default or Incipient Default shall have been cured or waived, in which case such amounts shall be applied as otherwise provided in this
       Section 29, and if this Mortgage shall have been discharged, such loss shall be paid to the Borrower; and

                     (iii) upon the occurrence of an Event of Loss, all insurance payments and other compensation therefor shall be paid to the Mortgagee for application in accordance with Section 5.04(b) of the Loan Agreement.

              (2) In the case of insurance carried pursuant to paragraph (a)(1) of this Section (to the extent liability insurances are not afforded thereunder), so long as the accident, occurrence or event does not result in an Event of Loss, payment of all losses up to Two Million United States Dollars (USD2,000,000) (or such higher figure as the Mortgagee may from time to time approve) by all insurance underwriters with respect to any one accident, occurrence or event may be made (i) directly for the repair or other charges involved, (ii) directly to the Borrower or to its order as reimbursement if the Borrower or any permitted charterer shall have first fully repaired the damage and paid the cost thereof and any other charges involved, and the underwriters shall have received evidence that such repair and payment have been made or will be made simultaneously with the payment by the underwriters; provided that if such loss exceeds Two Million United States Dollars (USD2,000,000), the underwriters shall not make payment without first obtaining the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld, and provided, further, that if the underwriters shall have received written notice from the Mortgagee as to the occurrence of an Event of Default or Incipient Default, unless the underwriters shall thereafter have been notified by the Mortgagee in writing that such Event of Default or Incipient Default has been cured or waived, in which event all such payments shall be made to the Mortgagee for application in accordance with Section 39 hereof, and after this Mortgage has been satisfied and discharged, to the Borrower or to its order.

               (d) In the event that a claim is made against the Vessel for loss, damage or expense which is covered by insurance, and it is necessary for the Borrower to obtain a bond or to supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim, the Mortgagee, on written request of the Borrower, shall assign to any Person executing a surety or guaranty bond or other agreement to save or release the Vessel from such arrest all right, title and interest of the Mortgagee in and to such insurance proceeds covering such loss, damage or expense as collateral security to indemnify against liability under such bond or other agreement.

               (e) The Borrower shall have the duty and responsibility to make all proofs of loss and taken any and all other steps necessary to effect collections from underwriters for any loss under any insurance carried pursuant to paragraph (a) of this Section 29.

               (f)(1) The Borrower shall furnish, or cause to be furnished, to the Mortgagee [and the Second Mortgagee] on the date hereof and annually (between each January 15th and no later than March
15th) thereafter, copies of (i) cover notes, (ii) policies of insurance, (iii) letters of undertaking, if any, and (iv) a detailed report signed by independent marine insurance brokers designated by the Borrower and satisfactory to the Mortgagee describing the insurance carried on or with respect to the Vessel and the operation thereof and stating, in effect, that such insurance complies in all respects with the applicable requirements of this Section.

       (2) Such report shall state that, in the opinion of such insurance broker, the forms of policies or other evidence of such insurance and the amounts of insurance and other terms are
       (i) not less than what is necessary or advisable for the protection of the interests of the Mortgagee and (ii) are customary at the time for vessels of similar size, type, trade and cargo. Such report shall set forth any recommendations such insurance broker may have for additional or reduced insurance which prudent shipowners or operators of vessels of similar size, type, trade and cargo are then carrying. Such report shall further state that, in the opinion of such independent insurance broker, all insurance carried pursuant to paragraph
       (a) of this Section 29 is underwritten by insurance companies, underwriters' associations or underwriting funds which should be satisfactory to the Mortgagee.

       (3) The Borrower shall cause such independent insurance broker to agree (i) to advise the Mortgagee [and the Second Mortgagee] promptly of any default in the payment of any premium, commission, club call, assessment or advance required (whether for new insurance or for insurance replacing, renewing or extending existing insurance) and of any other act, omission or event of which such independent insurance broker has knowledge and which in its sole judgment (A) might invalidate or render unenforceable, or cause the cancellation or lapse or prevent the renewal or extension of, in whole or in part, any insurance carried pursuant to paragraph (a) of this Section, (B) has resulted or might result in any material modification of the terms of any such insurance or (C) has or might result in any such insurance not being in compliance with the applicable requirements of this Section and (ii) to furnish the Mortgagee [and the Second Mortgagee] from time to time, upon request, detailed information with respect to any of the insurance carried on or with respect to the Vessel or the operation thereof.

               (g) In addition, upon request from time to time, the Borrower shall deliver, or cause or be delivered to the Mortgagee evidence satisfactory to the Mortgagee that the insurance required to be provided and maintained pursuant to this Section 29 has been issued and is then in full force and effect.

               (h) The Borrower shall cause all insurance required to be provided and maintained by this Mortgage to be carried with marine insurance companies, underwriters' associations or underwriting funds approved by the Mortgagee, which approval shall not be unreasonably withheld or delayed.

               (i) The Borrower shall not declare or agree upon a compromised, constructive or agreed total loss of the Vessel without the prior written consent of the Mortgagee which approvals shall not be unreasonably withheld.

               (j) The Borrower agrees that it will not do any act or voluntarily suffer or permit any act to be done whereby any insurance shall or may be suspended, impaired or defeated and will not suffer or permit the Vessel to engage in any voyage or to carry out any operations not permitted under the insurance policies in effect without first covering the Vessel to the amount herein provided with insurance satisfactory to the Mortgagee in all other respects for such voyage or such operations.


                                   ARTICLE III

                         EVENTS OF DEFAULT AND REMEDIES

               (30) The term "Event of Default", whenever used herein, means any one of the following events:

               (a) Default by the Borrower in the due and punctual observance and performance of any provisions of Sections 14, 15(b) 16, 17, 20, 21(y) and (z), 23, 27 and 29(a), (b), (f) and (j) hereof (and, to the extent that such default exposes the Vessel to forfeiture, Sections 21(x) and 22 hereof); or

               (b) Default (other than as specified in paragraph (a) or (b) of this Section 30) in the due and punctual observance and performance of any of the covenants of the Borrower herein and continuance of such default for thirty (30) days after written notice thereof from the Mortgagee to the Borrower or the Guarantor, as the case may be; or

               (c) An Event of Default shall have occurred under the Loan Agreement.

               (31) If an Event of Default shall have occurred and be continuing, the Mortgagee shall be entitled to, without further notice or demand, declare the whole or any part of the Obligations to be forthwith due and payable, upon which declaration the principal of and
interest on the [HDW] [Daewoo] [        ] Notes shall become immediately
due and payable together with interest thereafter on overdue principal at the Default Interest Rate; provided that the occurrence of an Event of Default under Sections 12.02(m) and (n) of the Loan Agreement shall be deemed to be a declaration by the Mortgagee as aforesaid, whereupon the Mortgagee may:

               (a) Enforce and exercise all or any of its rights and powers as a secured party or mortgagee under and in accordance with the [HDW] [Daewoo] Security Documents at law, in equity, or in admiralty;

               (b) Exercise all the rights and remedies in foreclosure and otherwise given to mortgagees by the country of its registry, or by the applicable laws of any jurisdiction where the Vessel or other security may be found, and initiate and prosecute such other judicial, extra-judicial, or administrative proceedings as it may consider appropriate to recover any or all sums due, or declared due, on the Obligations, with the right to enforce payment of said sum against any assets of the Borrower, whether they are covered by any [HDW] [Daewoo] Security Document or otherwise, and in connection therewith obtain a decree ordering the sale of the Vessel in accordance with paragraph (e) of this Section 31;

               (c) Have a receiver of the Vessel appointed as a matter of right in any suit under this Section (and any such receiver may have the rights of the Mortgagee under paragraphs (e) and (f) of this Section
31);

               (d) Take possession of the Vessel, with or without legal proceedings, at any place where the Vessel may be found (and the Borrower or other Person in possession of the Vessel shall forthwith surrender possession of the Vessel to the Mortgagee on demand), and the Mortgagee shall, subject to any governmental approval required under the country of its registry, or any other applicable law, have the right, but shall not be obligated, to manage, insure, maintain, repair, employ, lay up, hold, charter, lease, operate or otherwise use the Vessel for such period and under such terms as it may reasonably deem most expedient for its interest, accounting only for the net profits, if any, arising from such use and charging against all receipts from such use of the Vessel, all reasonable charges and expenses in connection with such use;

               (e) Sell the Vessel at public sale with sealed bids, on such terms and conditions as it deems best, free of any claim of the Borrower and, except as provided by law, any other Person, upon advance notice of ten (10) consecutive days published in a newspaper authorized to publish legal notices of that kind in San Francisco, California, and by sending notice of such sale no later than the date of first publication, by telegraph, cable, telecopy or telex, to the Borrower as provided in Section 49 hereof. Any such sale may be held at such place and at such time as the Mortgagee by notice may have specified, or may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessel to the place designated for such sale. The Mortgagee or (subject to the provisions of the laws of the country of its registry and any other applicable law) any Holder may become the purchaser at any such sale, and shall have the right to credit on the purchase price any and all sums of money due in respect of the [HDW] [Daewoo] Notes or other Obligations; and

               (f) Accept a conveyance of title to, and to take without legal process (and the Borrower or other Person in possession shall forthwith surrender possession to the Mortgagee), the whole or any part of the Vessel wherever the same may be, and to take possession of and hold the same.

               (32) The Borrower hereby irrevocably appoints the Mortgagee the true and lawful attorney of the Borrower, in its name and stead, to make all necessary transfers of the whole or any part of the Vessel in connection with a sale, use or other disposition pursuant to
Section 31 hereof, and for that purpose to execute all necessary instruments of assignment and transfer. Nevertheless, the Borrower shall, if so requested by the Mortgagee, ratify and confirm any sale, assignment, transfer or delivery by executing and delivering such proper bill of sale, assignment, conveyance, instrument of transfer or other instrument as may be designated in such request.

               (33) A sale of the Vessel made pursuant hereto whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Borrower therein and thereto, and shall bar the Borrower, its successors and assigns, and all Persons claiming by, through or under them. No purchaser shall be bound to inquire whether notice has been given or whether any Event of Default has occurred, or as to the propriety of the sale, or as to application of the proceeds thereof.

               (34)(a) In the event that the Vessel shall be arrested or detained by a marshal or other officer of any court of law, equity or admiralty jurisdiction in any country of the world or by any government or other authority and shall not be released from arrest or detention within thirty (30) days from the date of arrest or detention, the Borrower hereby authorizes the Mortgagee, in the name of the Borrower, to apply for and receive possession of and to take possession of the Vessel with all of the rights and powers that the Borrower might have, possess and exercise in any such event. This authorization is irrevocable.

               (b) The Borrower irrevocably authorizes the Mortgagee or its appointees (with full power of substitution) to appear in the name of the Borrower in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien or claim against the Vessel from which the Vessel shall not have been released in accordance with Section 16 hereof.

               (35) The Mortgagee is hereby appointed as attorney-infact of the Borrower, during the continuance of any Event of Default, in the name of the Borrower to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freights, hire, earnings, issues, revenues, compensation, income and profits of the Vessel, and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and to make, give and execute in the name of the Borrower acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Borrower all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing.

               (36)(a) The Borrower covenants that upon acceleration of maturity pursuant to Section 31 hereof, the Borrower will pay to the Mortgagee the whole amount then due and payable on the Obligations plus an amount calculated in accordance with Section 11 of the Loan Agreement. If the Borrower fails to pay such amount forthwith upon receipt of such notice, the Mortgagee, in its own name and as agent, may institute a judicial proceeding for the collection of the amount so due and unpaid, and prosecute such proceeding to judgment or final decree, and may enforce the same against the Borrower or any other obligor in respect of the Obligations and the [HDW] [Daewoo] Notes and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Borrower or any other obligor in respect of the Obligations and the [HDW] [Daewoo] Notes, wherever situated. All monies collected by the Mortgagee under this Section shall be applied by the Mortgagee in accordance with the provisions of Section 39 hereof.

               (b) If an Event of Default shall occur and be continuing, irrespective of whether notice of acceleration shall have been given pursuant to Section 31 hereof, the Mortgagee may in its discretion proceed to protect its rights and the rights of the Holders of the [HDW]
[Daewoo] [    ] Notes by such appropriate judicial proceedings as the
Mortgagee shall deem most effectual to protect any such rights, or to protect any other proper right, power or remedy then available to the Mortgagee under any [HDW] [Daewoo] Security Document.

               (37) In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Borrower or any other obligor in respect of the Obligations and the [HDW] [Daewoo] Notes under the Bankruptcy Code of the United States of America or any other applicable law or in connection with the insolvency of the Borrower or any other obligor in respect of the Obligations and the [HDW] [Daewoo] Notes or in case a receiver or trustee shall have been appointed for its
property, or any other obligor on the [HDW] [Daewoo] [    ] Notes, its
creditors or its property, the Mortgagee, irrespective of whether any amount of the Obligations shall then be due and payable as therein expressed or by declaration or otherwise, shall be entitled and empowered to intervene in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of the Obligations, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Mortgagee and of the Holders allowed in any judicial proceeding relative to the Borrower, the Obligations or any obligor on such [HDW] [Daewoo] Notes, its creditors, or its property, and to collect and receive any money or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amount payable to the Mortgagee under Section 39 hereof. Nothing contained in this Mortgage shall be deemed to give the Mortgagee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Holder or to constitute a waiver by the Borrower of its right to contest the validity of any claim made against it.

               (38) All rights of action and claims under this Mortgage,
the [HDW] [Daewoo] [    ] Notes or the other Obligations may be
prosecuted and enforced by the Mortgagee without the possession of the [HDW] [Daewoo] [ ] Notes or any other evidence of such indebtedness or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Mortgagee shall be brought in its own name as agent, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Mortgagee, its agents and counsel, be for the benefit of the Holders of the [HDW] [Daewoo] [ ] Notes and the other Obligations.

               (39) Any monies collected by the Mortgagee pursuant to any sale of the Vessel or other enforcement of any of its rights hereunder or under any other [HDW][Daewoo] Security Document on account of the occurrence of an Event of Default or Incipient Default by the Mortgagee shall be distributed in accordance with Section 5.09 (a) of the Loan Agreement.

               (40) No Holder shall have any right to institute any independent proceeding, judicial or otherwise, with respect to this Mortgage and the other [HDW] [Daewoo] Security Documents or for any other remedy hereunder or thereunder except the Mortgagee.

               (41) Notwithstanding any other provision of this Article
III, each Holder of an [HDW] [Daewoo] [   ] Note or any other Obligation
shall have the right which is absolute and unconditional to receive payment (whether directly or through its agent) of the principal of and
interest on such Holder's [HDW] [Daewoo] [   ] Notes or other
Obligations, as and when the same shall become due, and to demand payment thereof, and such right shall not be impaired or affected without the consent of such Holder.

               (42) No right or remedy herein conferred upon or reserved to the Mortgagee or such Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or under the other [HDW] [Daewoo] Security Documents or now or hereafter existing at law, in equity, in admiralty, by statute or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent or subsequent assertion or employment of any other right or remedy hereunder or otherwise.

               (43) No delay or omission of the Mortgagee or any Holder to exercise any right or remedy accruing upon any Event of Default nor any course of dealings between the Mortgagee, the Holders (or any of them) and, the Borrower shall impair any such right or remedy or constitute a waiver of any Event of Default or an acquiescence therein nor shall any single exercise or partial exercise of any such right or remedy preclude any other exercise thereof or any exercise of any other or further right or remedy; nor shall the acceptance by the Mortgagee of any security or any payment of any part of the Obligations maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby. Every right or remedy given by this Mortgage or any other [HDW] [Daewoo] Security Document or by law to the Mortgagee or the Holders may be exercised from time to time, and as often and in such order as may be deemed expedient, by the Mortgagee or the Holders, as the case may be.

               (44) In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage or under any other [HDW] [Daewoo] Security Document by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been adversely determined to the Mortgagee, then, and in every such case, the Borrower and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage or any other [HDW] [Daewoo] Security Document, as the case may be, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

               (45) Subject to the provisions of Section 31 hereof, the Mortgagee shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Mortgagee under this Mortgage or any other [HDW] [Daewoo] Security Document or exercising any trust or power conferred on the Mortgagee herein or therein.


                                   ARTICLE IV

                                SUNDRY PROVISIONS

               (46) For the purposes of recording this First Preferred Mortgage as required by the Republic of The Marshall Islands' Maritime Act of 1990, as amended, the aggregate of all possible advances and other outstanding obligations that may be made under, or otherwise
secured by, this Mortgage is (i) [               ] United States
Dollars (USD[             ]), and (ii) interest and performance of
mortgage covenants. The discharge amount is the same as the total amount.

               (47) All the covenants, promises, stipulations and agreements of the Borrower contained in this Mortgage shall bind the Borrower, its successors and assignees, and shall inure to the benefit of the Mortgagee.

               (48) Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint; and the authorized acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

               (49) Any notice or demand or other communication to the Borrower or the Mortgagee under this Mortgage shall be made in accordance with Section 15.04 of the Loan Agreement.
               (50) The Borrower will pay to the Mortgagee on demand:

               (a) All monies whatsoever which the Mortgagee reasonably and in good faith shall or may expend, be put to or become liable for in or about the protection, maintenance or enforcement of the security created by this Mortgage or in or about the exercise by the Mortgagee of any of the powers vested in it hereunder; and

               (b) The amount of all expenses of any kind whatsoever, stamp duties (if any), registration fees and any other charges incurred by the Mortgagee in connection with the registration of this Mortgage.

               (51) The Mortgagee shall, without prejudice to its other rights and powers hereunder, be entitled (but not bound) at any time and from time to time, to take any such action as it may in its discretion think fit for the purpose of protecting the security created by this Mortgage, and each and every expense or liability reasonably and in good faith so incurred by the Mortgagee in or about the protection of the security shall be repayable to it by the Borrower on demand.

               (52) The Mortgagee shall be entitled at any time and from time to time to delegate all or any of the powers and discretions vested in it by this Mortgage (including, without limitation, the power vested in it by virtue of Section 32 hereof) in such manner, upon such terms and to such persons as the Mortgagee in its absolute discretion may think fit.

               (53) The provisions of this Mortgage shall, with respect to its validity, effect, recordation and enforcement, be governed by and construed in accordance with the applicable Laws of the Republic of The Marshall Islands. Where, however, rules of interpretation, construction or usage, with respect to the internal provisions of this Mortgage, may be made subject to the decisional law of a jurisdiction other than that of the Republic of The Marshall Islands, the parties hereto hereby agree that the provisions of this Mortgage shall be governed by the decisions of the courts of the State of New York.

               (54) No course of dealing between the Mortgagee and the Borrower or any delay or failure on the part of the Mortgagee thereof in exercising any rights hereunder shall operate as a waiver of any rights of the Mortgagee thereof or of the preferred status of this Mortgage.

               [(55) Deutsche Schiffsbank AG may not without the prior written consent of its public trustee (TreuhSnder) sell, assign, waive or encumber its interest in this Mortgage until the Loans and all interest on the Loans have been repaid in full.]

               IN WITNESS WHEREOF, the Borrower has caused this Mortgage to be duly executed by its authorized representative the day and year first above written.

                                             AMERICAN PRESIDENT LINES, LTD.


                                             ______________________________
                                             Name:
                                             Title:
STATE OF NEW YORK     )
                              )      ss.:
COUNTY OF NEW YORK    )

       On this _____ day of ____________, 199_, before me personally appeared ___________________, known to me, and known to be the person who executed the foregoing instrument, who, being by me duly sworn, did depose
and say that he resides at      ______________________; that he is
________________ of American President Lines, Ltd., a Delaware corporation, the party described in and which executed the foregoing instrument; that he signed his name thereto by authority of the Board of Directors of said corporation and as the free act and deed of such corporation.



                                                    __________________________
                                                         Notary Public

                                                             EXHIBIT B-2
                                                      TO AMENDMENT N0. 2
                                                       TO LOAN AGREEMENT


       Omitted pursuant to Instruction 2 to Item 601 of Regulation S-K. Same as Exhibit B-1 hereto together with the subordination provisions of Appendix B-2 to Exhibit 10.4 to Registrant's Form 10-Q for the quarter ended April 8, 1994.

                                                            EXHIBIT B-3
                                                     to Amendment No. 2
                                                      to Loan Agreement



                   ASSUMPTION OF FIRST PREFERRED SHIP MORTGAGE


               THIS ASSUMPTION OF FIRST PREFERRED SHIP MORTGAGE dated ___________, 199_ (this "Assumption"), supplements the First Preferred Ship Mortgage dated _____________, 199_ (the "Mortgage"; capitalized terms used herein without definition shall have the respective meanings
provided in the Mortgage), with respect to the vessel [         ],
Official Number MI [      ] (the "Vessel"), by American President
Lines, Ltd., a Delaware corporation (the "Original Mortgagor"), in favor of [Kreditanstalt fur Wiederaufbau, a public law corporation incorporated in the Federal Republic of Germany (the "Mortgagee")] [Commerzbank AG, Hamburg, a banking corporation incorporated in the Federal Republic of Germany (the "Syndicate Agent") and Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins- und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG (Hamburg Branch) and Banque Internationale a Luxembourg S.A., (the "Syndicate and, collectively with the Syndicate Agent, the "Mortgagee")]. The Mortgage was recorded at the office of the Deputy Commissioner of Maritime Affairs of the Republic of The Marshall Islands in New York, New York on ____________, 199_, at _________ _.m., in book PM ____ at Page __. By this Assumption, [
], a Delaware corporation (the "Additional Mortgagor"), assumes all of the rights and obligations of the Original Mortgagor under the Mortgage, jointly and severally with the Original Mortgagor.

WHEREAS:

               A.     The Original Mortgagor and the Additional
Mortgagor are jointly and severally liable to the Mortgagee for certain obligations pursuant to the Loan Agreement.

               B. The Original Mortgagor, as sole owner of the Vessel, has heretofore executed and delivered the Mortgage to the Mortgagee to secure payment and performance of the Obligations referred to therein and payment and performance of all other obligations secured by the Mortgage (the "Secured Obligations").

               C. The Original Mortgagor has transferred all of its right, title and interest in and to the Vessel to the Additional
Mortgagor and concurrently therewith has bareboat chartered the Vessel from the Additional Mortgagor;

               D. The Vessel has been duly documented in the name of the Additional Mortgagor as the owner thereof in the office of the Deputy Commissioner of Maritime Affairs of the Republic of The Marshall Islands in New York, New York; and

               E. The execution and delivery of this instrument has been duly authorized and all conditions and requirements necessary to make this instrument a valid and binding agreement and to effect the assumption of the Mortgage provided herein and to continue that Mortgage, as assumed by this instrument, as a valid, binding and legal first preferred ship mortgage as security for the due payment and performance of the Secured Obligations.

               NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

               Section 1. The Additional Mortgagor hereby assumes all the obligations and duties of the Original Mortgagor under the Mortgage. The Additional Mortgagor hereby promises an agreement to pay, jointly and severally with the Original Mortgagor, in accordance with and subject to the terms of the Loan Agreement, the Acquisition
Agreement and the [HDW] [Daewoo] [        ] Notes, the unpaid principal
of and interest on the [HDW] [Daewoo] [         ] Notes and agrees to
observe each and every covenant, agreement and condition of the Mortgage which, by the terms thereof, is to be performed or observed, or both, by the mortgagor thereunder. The Mortgagee hereby consents to the transfer of the Vessel from the Original Mortgagor to the Additional Mortgagor and to the assumption of the Mortgage by the Additional Mortgagor.

               Section 2. All of the covenants and agreements on the part of the Original Mortgagor which are set forth in, and all the rights, privileges, powers and immunities of the Mortgagee which are provided for in the Mortgage are incorporated herein and shall apply to the Additional Mortgagor with the same force and effect as though set forth in their entirety in this Assumption.

               Section 3. Except as amended by this Assumption, the Mortgage is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

               Section 4.     Notwithstanding anything herein, in the
Mortgage, in the [HDW] [Daewoo] [           ] Notes or in any other Loan
Document to the contrary, by acceptance of this Assumption, the Mortgagee agrees that it will look solely to the Vessel and the other assets and property covered by the Mortgage and the other [HDW] [Daewoo] Security Documents (collectively, the "Recourse Assets") for all amounts coming due from the Additional Mortgagor hereunder, under the Mortgage,
the [HDW] [Daewoo] [          ] Notes or any other Loan Documents, and
for the performance of all covenants, agreements and obligations and for the breach of representations and warranties or covenants of the Additional Mortgagor hereunder, under the Mortgage or under the [HDW]
[Daewoo] [         ] Notes or any of the other Loan Documents, or under
any certificate or other documents executed and delivered by the Original Mortgagor or the Additional Mortgagor as contemplated by the Loan Documents, and, therefore, notwithstanding anything contained in any of the aforesaid documents, no judgment or recourse (except a judgment against the Recourse Assets or any of them) shall be sought or enforced for the payment or performance of the obligations of the Additional Mortgagor hereunder, under the Mortgage, the [HDW] [Daewoo [ ] Notes, any other Loan Document or any such other certificate or document: (a) against the Additional Mortgagor, in its individual or personal capacity, other than in connection with the enforcement of remedies against the Recourse Assets or (b) against any assets or property of the Additional Mortgagor other than the Recourse Assets; provided, however, that nothing in this paragraph shall (x) limit or otherwise prejudice in any way the rights of the Mortgagee to proceed against the Guarantor under the Guarantee, or (y) constitute or be deemed to be a release of the obligations secured by, or impair the enforceability of, the liens, mortgage interests or other security interests created by the [HDW] [Daewoo] Security Documents, or to restrict the remedies available to the Mortgagee to realize upon the [HDW] [Daewoo] Security Documents or enforce the Guarantee.

               Section 5. For the purposes of recording this Assumption of First Preferred Mortgage as required by the Republic of The Marshall IslandsO Maritime Act of 1990, as amended, the aggregate of all possible advances and other outstanding obligations that may be made under or otherwise secured by the Mortgage as supplemented hereby is (i) __________ ______________________ United States Dollars
(USD_________________), and (ii) interest and performance of mortgage covenants, The discharge amount is the same as the total amount.

               Section 6. This instrument may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original.

               Section 7.     Any notice or demand or other
communication to the Original Mortgagor under the Mortgage shall be sent to both the Original Mortgagor and the Additional Mortgagor and made in accordance with Section 15.04 of the Loan Agreement.

               [Remainder of this page intentionally left blank.]

               IN WITNESS WHEREOF, this instrument has been executed and delivered the day and year first above written.



                                             AMERICAN PRESIDENT LINES, LTD



                                             By ________________________________
                                                    Name:
                                                    Title:


                                             [                           ]


                                             By ________________________________
                                                    Name:
                                                    Title:


                                             [                           ]


                                             By ________________________________
                                                    Name:
                                                    Title:

                                                            EXHIBIT B-4
                                                     TO AMENDMENT NO. 2
                                                      TO LOAN AGREEMENT


       Omitted pursuant to Instruction 2 to Item 601 of Regulation S-
K. Differs from Exhibit B-3 hereto only in that the assumption is of a second mortgage rather than a first mortgage.